EXHIBIT 10.3.7

                          FOURTH AGREEMENT OF AMENDMENT

         FOURTH AGREEMENT OF AMENDMENT, made and effective as of the 5th day of April, 2001, by and among Q.E.P. CO., INC., a Delaware corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, Q.E.P. - O'TOOL, INC., a California corporation with its chief executive office and principal place of business at 1070 Mary Crest Road, Henderson, NV 89014, MARION TOOL CORPORATION, an Indiana corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, WESTPOINT FOUNDRY, INC., an Indiana corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, and ROBERTS CONSOLIDATED INDUSTRIES, INC., a Delaware corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS JAPAN KK, an entity organized in Japan with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS HOLDING INTERNATIONAL, INC., a Delaware corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS COMPANY CANADA LIMITED, an entity organized in Ontario, Canada with its chief executive office and principal place of business at 2070 Steeles Avenue, Bramalea, Ontario, Canada L6T1A7, ROBERTS HOLLAND B.V., an entity organized in The Netherlands with its chief executive office and principal place of business at 3360 AB Sliedrecht, P.O. Box 64, Parallelweg, The Netherlands, ROBERTS U. K. LIMITED , an entity organized in England with its chief executive office and principal place of business at Unit 10, Branxholme Industrial Estate, Bailiff Bridge, Brighouse, West Yorkshire, England, HD6 4EA, ROBERTS GERMANY GmbH, an entity organized in Germany with its chief executive office and principal place of business at Dreieichstrasse 10, 64546 Morfelden-Waldorf, Germany, ROBERTS S.A.R.L. , an entity organized in France with its chief executive office and principal place of business at 25 rue de la Gare, 78370 Plaisir, France, Q.E.P. STONE HOLDINGS, INC., a Florida corporation with a place of business at 1081 Holland Drive, Boca Raton, Florida 33487, Q.E.P. AUST. PTY. LIMITED, an entity organized in Australia with a place of business at 32-34 Hydrive Close, Victoria, Australia 3175, Q.E.P CO. AUST. PTY. LIMITED, an entity organized in Australia with its chief executive office and principal place of business at 32-34 Hydrive Close, Victoria, Australia 3175, Q.E.P. CHILE LIMITADA, an entity organized in Chile with a place of business at Av. Recoleta 4464, Huechuraba, Santiago, Chile, Q.E.P HOLDING B.V. , an entity organized in the Netherlands with its chief executive office and principal place of business at 3360 AB Sliedrecht, Parrallelweg, The Netherlands, Q.E.P. CO. NEW ZEALAND LIMITED, an entity organized in New Zealand with a place of business at 67 Dalgety Drive, Manukau City, Auckland, New Zealand, Q.E.P. ZOCALIS HOLDING L.L.C., a Delaware limited liability company with a place of business at 1081 Holland Drive, Boca Raton, Florida 33487, Q.E.P. ZOCALIS S.R.L., an entity organized in Argentina with its chief executive office and principal place of business at 1607 Villa Adelina, Buenos Aries, Argentina, and BOIARDI PRODUCTS CORPORATION, an Ohio corporation with its chief executive office and principal place of business at 453 Main Street, Little Falls, New Jersey 07424 (all of the foregoing hereinafter collectively called the "Borrower" unless otherwise specifically indicated), and FLEET CAPITAL CORPORATION, a Rhode Island corporation with an office at One Landmark Square, Stamford, Connecticut 06901 (hereinafter referred to as the "Lender").

                                    PREAMBLE

         WHEREAS, pursuant to that certain Amended and Restated Loan Agreement dated as of October 21, 1997 by and between Fleet National Bank ("Assignor") and Borrower (as amended and in effect from time to time, the "Loan Agreement"), Assignor has extended certain loans and other financial accommodations to Borrower consisting of: (a) a discretionary commercial revolving loan in the principal amount of up to $16,500,000, (the "Revolving Loan") which includes a discretionary sublimit (the "BV Loan") of $5,000,000 to Roberts Holland B.V. ("BV"), pursuant to which Borrower may borrow, repay and re-borrow Revolving Loan advances for Borrower's general working capital purposes; and (b) a term loan in the original principal amount of $8,000,000 (the "Term Loan");

         WHEREAS, in addition to the Loan Agreement: (a) the Revolving Loan is evidenced by that certain Second Amended and Restated Revolving Promissory Note dated as of October 21, 1997 from Borrower to Assignor (the "Revolving Credit Note"); (b) the Term Loan is evidenced by that certain Term Promissory Note dated as of October 21, 1997 from Borrower to Assignor (the "Term Loan Note"); and (c) the BV Loan is evidenced by that certain Revolving Promissory Note dated June 14, 1999 from BV to Assignor (the "BV Note");

         WHEREAS, Assignor assigned all of its right, title and interest to Lender pursuant to an Assignment and Assumption Agreement dated as of November 30, 2000;

         WHEREAS, Borrower has requested Lender to, among other things, increase the amount of the Revolving Loan, provide an additional term loan, amend certain financial covenants and increase the interest rate with respect to the Loans;

         WHEREAS, the Borrower is repaying its obligations to all existing holders of its 8% Subordinated Debentures and entering into a new Subordinated Loan and Security Agreement with The HillStreet Fund, L.P., and

         WHEREAS, Lender is willing to extend the requested accommodations subject to and in reliance upon the representations, warranties, acknowledgments, covenants and agreements of Borrower contained herein.

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

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and acknowledging that Lender is relying upon the representations, warranties, acknowledgments, covenants and agreements of Borrower contained herein, Borrower and Lender agree as follows:

         I. Acknowledgments and Affirmations.


         A. Borrower and Lender acknowledge and agree that capitalized terms used herein and without definition shall have the meanings assigned to them in the Loan Agreement.

         B. Borrower acknowledges and affirms that:

            1. As of March 27, 2001, Borrower is legally and validly indebted to Lender under the Loan Agreement in the principal amount (including the face amount of outstanding Letters of Credit) of $14,304,485.51 with respect to the Revolving Loan and $4,000,000.00 with respect to the Term Loan, plus interest, fees and charges accrued and accruing thereon and thereunder, and there is no defense, offset or counterclaim with respect to any such indebtedness or independent claim or action against Lender.

            2. All indebtedness of Borrower to Lender whenever and however arising, is secured by a duly perfected, first priority security interest in the Collateral (as defined in the Loan Agreement).

            3. The subordinated indebtedness of Borrower to The HillStreet Fund, L.P., entered into on even date herewith, has been duly authorized by Borrower.

         C. Borrower represents and warrants that:

            1. The resolutions previously adopted by the Board of Directors of each Borrower with respect to the Loan Agreement and provided to Lender have not in any way been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect, except to the extent that they have been modified or supplemented to authorize this Agreement and the documents and transactions describe herein.

            2. Each Borrower has the corporate power and authority to enter into this Agreement and the transactions contemplated herein, and each Borrower has taken all necessary corporate action to authorize this Agreement and the transactions contemplated herein.

            3. All representations, warranties and covenants contained in the Loan Agreement, and in the schedules and exhibits attached thereto (as updated and modified, to the extent applicable, by the schedules delivered to The HillStreet Fund, L.P.), are true and correct on and as of the date hereof, are incorporated herein by reference and, with respect to each Borrower organized under the laws of any jurisdiction with the United States, Canada, the Netherlands, Australia or the

United Kingdom, are hereby remade, and, with respect to each other Borrower, are hereby remade to the best of their knowledge.

             4. No Borrower is currently in default under the Loan Agreement, and no condition exists or has occurred which would constitute a default thereunder but for the giving of notice or passage of time, or both.

         D. The consummation of the transactions contemplated herein (a) is not prevented or limited by, nor does it conflict with or result in a breach of the terms, conditions or provisions of, any Borrower's articles of incorporation or bylaws, or any evidence of indebtedness, agreement or instrument of whatever nature to which any Borrower is a party or by which any of them is bound, (b) does not constitute a default under any of the foregoing, and (c) does not violate any federal, state or local law, regulation or order or other of any court or agency which is binding upon any Borrower.

         E. Lender consents to the incurrence by Borrower of the subordinated indebtedness in favor of The HillStreet Fund, L.P., entered into on even date herewith, pursuant to the Subordinated Debt Agreement (as defined in the Loan Agreement).

         II. Amendments to Loan Agreement. The following amendments to the Loan Agreement shall be made.

             1. The definitions of "Commitment," "Loans," "Maturity Date," "Notes" and "Subordinated Debt Agreement" in Section 1.1 are deleted in their entirety and replaced with the following:

             (a) "Commitment," means Lender's commitment to make (i) Revolving Advances to Borrower pursuant to Section 2.1 of this Agreement in an outstanding aggregate principal amount not to exceed at any time $13,000,000 and (ii) BV Advances pursuant to Section 2.1A of this Agreement in an outstanding aggregate principal amount not to exceed at any time $5,000,000.

             (b) "Loans" means the Revolving Advances, the Term Loan, the BV Loan, and the 2001 Term Loan made or to be made pursuant to this Agreement.

             (c) "Maturity Date" means (i) in the case of the Revolving Credit Loan and the BV Loan, July 25, 2003, (ii) in the case of the Term Loan, October 1, 2004, and (iii) in the case of the 2001 Term Loan, April 1, 2003, or (iv) earlier as set forth in this Agreement.

             (d) "Notes" means the Revolving Credit Note, the Term Note, the BV Note and the 2001 Term Note.

             (e) "Subordinated Debt Agreement" means the Subordinated Loan And Security Agreement between the Borrower and The HillStreet Fund, L.P. relating to the Subordinated Debt.

         2. The following new definitions are hereby incorporated in Section 1.1 in the appropriate alphabetical locations:

         (a) "Excess Cash Flow" shall mean, for any period, the difference arrived at by subtracting (i) the sum of Current Maturities of Long Term Debt plus Interest Expense from (ii) Earnings Before Interest, Taxes, Depreciation and Amortization minus the sum of unfinanced capital expenditures and taxes.

         (b) "Fourth Amendment" means the Fourth Agreement of Amendment by and among Borrower and Lender dated as of April 5, 2000.

         (c) " Intercreditor Agreement" means the Intercreditor Agreement, dated as of April 5, 2001, by and among Borrower, Lender and The HillStreet Fund, L.P.

         (d) "Seller Notes" mean (i) that certain promissory note in the principal amount of Nine Hundred Thousand and 00/100 Dollars ($900,000.00) dated as of September 10, 1999,executed by QEP in favor of John J. Mezzone,
     (ii) that certain promissory note in the principal amount of One Million Six Hundred Thousand and 00/100 Dollars ($1,600,000.00) executed by QEP in favor of Stone Mountain Manufacturing, Inc. and (iii) the payment obligation pursuant to that certain Agreement for the Purchase and Sale of Shares by and between Q.E.P. Zocalis Holding LLC and Zocalis S.R.L. in the amount of One Million Two Hundred Fifty Thousand and 00/100 Dollars ($1,250,000.00) dated as of ______________.

         (e) "2001 Term Loan" means that term as defined in Section 2.2A(a).

         (f) "2001 Term Note" means that term as defined in Section 2.2A(b).

         3. Section 2.1(c) is hereby amended by deleting the figure "$11,500,000" and inserting in place thereof the figure "$13,000,000".

         4. The following new Section 2.2A is inserted after existing Section
2.2 and before Section 2.3:

     Section 2.2A 2001 Term Loan.

         (a) Subject to the terms and conditions set forth in this Agreement, Lender shall, on the date hereof, make a term loan to Borrower (the "2001 Term Loan") in an original principal amount of One Million Five Hundred Thousand U.S. Dollars ($1,500,000).

         (b) The 2001 Term Loan shall be evidenced by, and repaid in accordance with a single promissory note of Borrower in the form attached hereto as Exhibit B-1 duly completed, executed and delivered to Lender, in the principal amount of $1,500,000 dated of even date herewith, payable to Lender and maturing on the Maturity Date for the 2001 Term Loan (the "2001 Term Note").

         (c) Commencing July 1, 2001 and continuing on the first business day of each succeeding calendar quarter thereafter (October 1, January 1, April 1 and July 1 or the first business day thereafter), Borrower shall make mandatory scheduled principal payments under the 2001 Term Note quarterly in the amount of $187,500.00 per calendar quarter plus interest on the outstanding principal balance as stated in the 2001 Term Note, until the outstanding principal amount of the 2001 Term Note, together with all interest accrued thereon, has been fully paid, except that if not sooner paid, the principal amount, together with all accrued but unpaid interest thereon, shall be due and payable on the Maturity Date for the 2001 Term Loan.

         (d) Borrower may prepay any portion of the outstanding principal of the 2001 Term Loan, in whole or in part, together with accrued interest to the date of such prepayment on the amount prepaid and all amounts required under Section 2.21 hereof, (i) with respect to any principal portion that bears interest with reference to the Prime Rate, on any Business Day, without Make-Whole Premium, and (ii) with respect to any principal portion that bears interest with reference to LIBOR, on the last Business Day of the Interest Period applicable to the portion of the 2001 Term Loan being prepaid, without Make-Whole Premium. Any such prepayment will offset, on a dollar-for-dollar basis, the payment required under Section 2.22 for the year in which such prepayment is made.

         5. Section 2.3(a) is hereby amended by deleting the text and the table set forth therein in its entirety, and inserting the following in place thereof:

         (a) Commencing with the first such date following the date of this Agreement, Borrower promises to pay interest to Lender, on the outstanding and unpaid principal balances of each of the Revolving Loan and the Term Loan, at a rate per annum equal to (i) in the case of Prime Rate Advances, the Prime Rate, monthly in arrears on the first day of each calendar month and on the applicable Maturity Date, and (ii) in the case of LIBOR Rate Advances, the LIBOR Rate plus the LIBOR Spread (the "LIBOR Spread") as set forth in the following table:

                  --------------------------------------------------------------
                  Trailing Senior Debt
                  (determined as the average of
                  the Borrower's total Senior          LIBOR Spread
                  Debt (excluding Seller Notes)
                  outstanding on the last day of
                  each of the three months
                  preceding the determination) to
                  Trailing EBITDA Ratio
                  (determined on a rolling four-
                  quarter basis as of the end of
                  each fiscal quarter to
                  Borrower)
                  --------------------------------------------------------------
                  4.01                               250 basis points
                  --------------------------------------------------------------
                  3.26 - 4.00                        225 basis points
                  --------------------------------------------------------------
                  2.26 - 3.25                        200 basis points
                  --------------------------------------------------------------
                  2.25 x                             175 basis points
                  --------------------------------------------------------------

Such payments shall be made on the last day of each applicable Interest Period, or in the case of Interest Periods having a duration of more than three (3) months, on each three-month anniversary date of the commencement of such Interest Period. Changes in the LIBOR Spread resulting from a change in the above ratios shall become effective on the due date of delivery by the Borrower of a compliance certificate evidencing such change. If the Borrower shall fail to timely deliver a compliance certificate within five days of such certificate's due date in accordance with Section 5.8(c) of this Agreement, the LIBOR Spread shall be 250 basis points from the day such certificate was due until the day a certificate evidencing a lower LIBOR Spread is actually delivered to the Lender. Each Revolving Advance shall be comprised entirely of a Prime Rate Advance or a LIBOR Rate Advance as Borrower may request pursuant to
Section 2.5. Borrower shall not be entitled to request any Revolving Advance which, if made, would result in more than five (5) LIBOR Rate Advances outstanding hereunder at any time. For purposes of the foregoing, LIBOR Rate Advances having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate LIBOR Rate Advances. Each LIBOR Rate Advance shall be in a principal amount of $500,000 (or the equivalent in an Alternative Currency) or in $50,000 (or the equivalent in an Alternative Currency) increments in excess thereof. As of the date of the Fourth Amendment, the LIBOR Spread is 200 basis points.

         Commencing with the first such date following the date of this Agreement,

     Borrower promises to pay interest to Lender, on the outstanding and unpaid principal balance of the 2001 Term Loan, at a rate per annum equal to the LIBOR Rate plus 275 basis points.

         6. The following new sections, Section 2.21 and Section 2.22, are hereby inserted immediately following Section 2.20:

         2.21 Prepayment Penalties. If a security agreement, providing Lender with a security interest in substantially all of the assets of each of the Borrowers which are organized in Australia (but excluding Q.E.P. Co. Australia Pty, Limited), the Netherlands, Canada, and the United Kingdom is not executed by each of such Borrowers, respectively, on or prior to April 30, 2001, then, in the event that any prepayment of the obligations hereunder is made other than prepayments consisting of (a) proceeds of asset sales not made in the ordinary course of business or (b) Excess Cash Flow as required under Section 2.22, a penalty shall be paid to the Lender in the amount of (i) one percent (1%) of the amount of the prepayment if the prepayment is effected on or prior to the first anniversary of the date of the Fourth Amendment, and (ii) one-half percent (0.5%) of the amount of the prepayment if the prepayment is effected after the first anniversary of the date of the Fourth Amendment and on or prior to January 25, 2003.

         2.22 Excess Cash Flow Recapture. So long as there is any principal amount outstanding under the 2001 Term Note, Borrower shall pay Lender twenty- five percent (25%) of the amount of Excess Cash Flow for the immediately preceding fiscal year annually within ten (10) days of the delivery of Borrower's audited financial statements for such fiscal year. Such payment shall be allocated to payment of the principal due under the 2001 Term Note in the inverse order of maturity.

         7. Section 6.6 is hereby amended by deleting the text thereof in its entirety and inserting the following in its place:

         Section 6.6 Restricted Payments. Pay, make or declare any Restricted Payment, except (i) payments to The HillStreet Fund, L.P. expressly permitted by the Intercreditor Agreement, and (ii) unless an Event of Default shall have occurred and be continuing, or would occur after giving effect to any such payment, payments to Susan Gould in connection with the repurchase of shares of the Borrower's common stock which she holds, as approved by Borrower's Board of Directors in May 1998.

         8. Section 7.2 is hereby amended by deleting the text thereof in its entirety and inserting the following in its place:

                  Section 7.2 Tangible Net Worth. Maintain at all times a Tangible Net Worth of not less than $14,750,000 at all times.

         9. Section 7.3 is hereby amended by deleting the text thereof in its entirety and inserting the following in its place:

                  Section 7.3 Leverage Ratio. Maintain as of the end of each quarter of the Borrower, a ratio of (i) Total Liabilities minus Subordinated Debt to (ii) Tangible Net Worth plus Subordinated Debt of not greater than 2.75:1.0.

         10. Section 7.6 is hereby amended by deleting the text thereof in its entirety and inserting the following in its place:

                  Section 7.6 Debt Service Coverage Ratio. The Borrower shall maintain, on a rolling four quarter basis as of the end of each fiscal quarter of the Borrower, a ratio of (i) Earnings Before Interest, Taxes, Depreciation and Amortization minus cash Capital Expenditures to
         (ii) Current Maturities of Long Term Debt plus Interest Expense, of not less than 1.25:1.0. Such ratio shall be determined without giving effect to the $2,000,000 one-time charge taken by Borrower during its fiscal year ended February 28, 2001.

                  Section 7.6A Fixed Charge Coverage Ratio. The Borrower shall maintain, on a rolling four quarter basis as of the end of each fiscal quarter of the Borrower, a ratio of (i) Earnings Before Interest, Taxes, Depreciation and Amortization minus the sum of unfinanced Capital Expenditures and taxes, to (ii) Current Maturities of Long Term Debt plus Interest Expense, of not less than 1.1:1.0. Such ratio shall be determined without giving effect to the $2,000,000 one-time charge taken by Borrower during its fiscal year ended February 28, 2001.

         11. The following new Section 7.8 is hereby inserted at the end of
Article 7, after Section 7.7:

                  Section 0.8 Exclusion from Calculations. All calculations made pursuant to Article 7 shall exclude any adjustments required by GAAP as a result of the mandatory put provisions contained in the Warrant Agreement between the Borrower and The HillStreet Fund, L.P.

         12. Section 9.1(a)(1) is hereby amended by deleting the text thereof in its entirety and inserting the following in its place:

         (1) Borrower shall fail to pay the principal of, premium, if any, or interest on the Notes, or any amount of any fee, or any other liability or indebtedness owing by Borrower to Lender within three (3) days of the due date thereof;

         13. Exhibit B-1 is hereby added to the Loan Agreement in the form attached hereto as Exhibit B-1.

     III. Amendment to Other Loan Documents.

         A. The Revolving Credit Note is amended by deleting "$11,500,000.00" and "ELEVEN MILLION FIVE HUNDRED THOUSAND" wherever they appear and inserting in place thereof "$13,000,000.00" and "THIRTEEN MILLION."

         B. The Loan Documents are each hereby amended so as to be consistent with the amendments set forth in this Agreement.

         C. Each of the Security Agreements in place between the Lender and any of the Borrowers is amended by adding the following provisions thereto as a new section to be numbered in coordination with the rest of such security agreement:

     Section __. Concerning Revised Article 9 of the Uniform Commercial Code. The parties acknowledge and agree to the following provisions of this Agreement in anticipation of the possible application to the transactions contemplated hereby, in one or more jurisdictions, of Revised Article 9 of the Uniform Commercial Code in the form or substantially in the form approved by the American Law Institute and the National Conference of Commissioners on Uniform State Law and contained in the 1999 Official Text of the Uniform Commercial Code ("Revised Article 9").

         A. Attachment. In applying the law of any jurisdiction in which Revised
     Article 9 is in effect, the Collateral is all assets of the Debtor, whether or not within the scope of Revised Article 9. The Collateral shall include, without limitation, the following categories of assets as defined in Revised Article 9: goods (including without limitation inventory, equipment and any accessions thereto), instruments (including without limitation promissory notes), documents, accounts (including without limitation health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, general intangibles (including without limitation payment intangibles and software), supporting obligations and any and all proceeds of any thereof, wherever located, whether now owned and hereafter acquired. If the Debtor shall at any time, whether or not Revised Article 9 is in effect in any particular jurisdiction, acquire a commercial tort claim, as defined in

     Revised Article 9, the Debtor shall immediately notify the Secured Party in a writing signed by the Debtor of the brief details thereof and grant to the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Party.

         B. Perfection by Filing. The Secured Party may at any time and from time to time, pursuant to the provisions of this Security Agreement, file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of the Debtor or words of similar effect and which contain any other information required by Part 5 of Revised Article 9 for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether the Debtor is an organization (including without limitation a registered organization), the type of organization and any organization identification number issued to the Debtor. The Debtor agrees to furnish any such information to the Secured Party promptly upon request. Any such financing statements, continuation statements or amendments may be signed by the Security Party on behalf of the Debtor, as provided in Section ___ and may be filed at any time in any jurisdiction whether or not Revised Article 9 is then in effect in that jurisdiction.

         C. Other Perfection, etc.. The Debtor shall at any time and from time to time, whether or not Revised Article 9 is in effect in any particular jurisdiction, take such steps as the Security Party may reasonably request for the Secured Party (a) to obtain an acknowledgement, in form and substance satisfactory to the Secured Party, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Secured Party, (b) to obtain "control" of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in Revised Article 9 with corresponding provisions in Rev. ss.ss. 9-104, 9-105, 9-106 and 9-107 relating to what constitutes "control" for such items of Collateral), with any agreements establishing control to be in form and substance satisfactory to the Secured Party, and
     (c) otherwise to insure the continued perfection and priority of the Secured Party's security interest in any of the Collateral and of the preservation of its rights therein, whether in anticipation and following the effectiveness of Revised Article 9 in any jurisdiction.

         D. Other Provisions. In applying the law of any jurisdiction in which Revised Article 9 is in effect, the following references to sections in this Agreement to existing Article 9 of that jurisdiction shall be to the Revised Article 9 Section of that jurisdiction indicated below:

--------------------------------------------------------------------------------
Agreement Section          Existing Article 9   Revised Article 9
--------------------------------------------------------------------------------
(3)                        ss. 9-103(3)         Rev.ss.9-102(a)(34)
--------------------------------------------------------------------------------
(9.2)                      ss. 9-207            Rev.ss.9-207
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(12)                       ss.ss. 8-106 and     Rev.ss.ss.8-106 and 9-106
                           9-115 (1994)
--------------------------------------------------------------------------------
(17)                       ss. 9-504(1)(c)      Rev.ss.ss.9-608(a)(1)(C) and
                                                9-615(a)(3)
--------------------------------------------------------------------------------

         E. Savings Clause. Nothing contained in this section shall be construed to narrow the scope of the Secured Party's security interest in any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of the Secured Party hereunder except (and then only to the extent) mandated by Revised
     Article 9 to the extent then applicable.

     IV. Conditions Precedent.


     A. The effectiveness of this Agreement shall be subject to the prior satisfaction of each of the following conditions:

         1. Lender shall have received each of the following, in form and substance satisfactory to Lender and its counsel:

            (a) This Agreement, duly executed by Borrower;

            (b) The 2001 Term Note, duly executed by Borrower;

            (c) The Guaranty, duly executed by Lewis Gould;

            (d) The Stock Pledge Agreements, duly created by each of Q.E.P. Co., Inc. and each of the companies listed on Schedule A, attached hereto, respectively, in favor of Lender with respect to the stock listed on the respective schedules attached to such agreements;

            (e) The Amended Trademark Collateral Security Agreement, duly executed by Borrower;

            (f) The Amended Patent Collateral Security Agreement, duly executed by Borrower;

            (g) Individual security agreements, duly executed by Q.E.P. Stone Holdings, Inc., Boiardi Products Corporation, and Q.E.P. Zocalis Holding LLC granting Lender a security interest in all of the assets of such Borrower;

            (h) UCC-1 Financing Statements, duly executed by each of the Borrowers with respect to each jurisdiction in which collateral is located;

            (i) The Intercreditor Agreement, duly executed by The HillStreet Fund, L.P. (the subordinated lender);

            (j) Accounts Receivable Letters, duly executed by each of the Borrowers;

            (k) Landlord's Waivers, duly executed by each landlord leasing premises to the Borrower;

            (l) Copies of all corporate action taken by each Borrower, including resolutions of its Board of Directors, authorizing the execution, delivery, and performance of the Fourth Amendment and each other document to be delivered pursuant to this Agreement, certified as of the date of this Agreement by the Secretary of such Borrower;

            (m) A certificate, dated as of the date of this Agreement, of the Secretary of each Borrower certifying the names and true signatures of the officers of such Borrower authorized to sign this Fourth Amendment and the other documents to be delivered by it under this Agreement;

            (n) A favorable opinion of independent counsel for Borrower, satisfactory to Lender, dated the date of this Agreement;

            (o) A Borrowing Base Certificate of Borrower dated the date of this Agreement;

            (p) The Subordinated Debt shall have been issued pursuant to the Subordinated Debt Agreement and the holders of the Subordinated Debt shall have executed and delivered the Intercreditor Agreement to Lender;

            (q) An amendment fee of $50,000; and

            (r) All other documents, instruments and agreements that Lender shall reasonably require in connection with this Agreement, including without limitation those documents, instruments, and agreements required under previous amendments to the Loan Agreement which have not yet been delivered to Lender.

     V. Miscellaneous.

            A. Each Borrower acknowledges, agrees and affirms that Lender's first priority security interest in its personal property and assets shall continue to secure Borrower's respective indebtedness to Lender arising under Loans.

            B. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut (except its conflicts of laws provisions).

            C. Upon the execution of this Agreement, the Loan Agreement is amended to the extent this Agreement amends the Loan Agreement. Except as specifically amended by the terms of this Agreement, all terms and conditions set forth in the Loan Agreement shall remain in full force and effect.

         [The remainder of this page has been left blank intentionally.]

         IN WITNESS WHEREFORE, the parties have caused this Agreement to be executed and delivered as of the date first above written.

WITNESSES AS TO ALL                     BORROWER:
BORROWERS                               Q.E.P. CO., INC.


                                        By
-----------------------------------       --------------------------------------
                                          Marc Applebaum
                                          Its Chief Financial Officer
                                          Duly Authorized
-----------------------------------

                                        Q.E.P.-O'TOOL, INC.

                                        By
                                          --------------------------------------
                                          Marc Applebaum
                                          Its Chief Financial Officer
                                          Duly Authorized

                                        MARION TOOL CORPORATION

                                        By
                                          --------------------------------------
                                          Marc Applebaum
                                          Its Chief Financial Officer
                                          Duly Authorized

                                        WESTPOINT FOUNDRY, INC.

                                        By
                                          --------------------------------------
                                          Marc Applebaum
                                          Its Chief Financial Officer
                                          Duly Authorized

                                        ROBERTS CONSOLIDATED
                                        INDUSTRIES, INC.

                                        By
                                          --------------------------------------
                                          Marc Applebaum
                                          Its Chief Financial Officer
                                          Duly Authorized

                                        ROBERTS HOLDING INTERNATIONAL INC.

                                        By
                                          --------------------------------------
                                          Marc Applebaum
                                          Its Chief Financial Officer
                                          Duly Authorized

                                        ROBERTS COMPANY CANADA LIMITED

                                        By
                                          --------------------------------------
                                          Marc Applebaum
                                          Its Treasurer
                                          Duly Authorized

                                        ROBERTS U. K. LIMITED

                                        By
                                          --------------------------------------
                                          Marc Applebaum
                                          Its: Director
                                          Duly Authorized

                                        ROBERTS GERMANY GmbH

                                        By
                                          --------------------------------------
                                          Marc Applebaum
                                          Its: Director
                                          Duly Authorized

                                        ROBERTS S.A.R.L.

                                        By
                                          --------------------------------------
                                          Marc Applebaum
                                          Its: Director
                                          Duly Authorized

                                        ROBERTS JAPAN KK

                                        By
                                          --------------------------------------
                                          Marc Applebaum
                                          Its: Director
                                          Duly Authorized

                                        ROBERTS HOLLAND B.V.

                                        By
                                          --------------------------------------
                                          Marc Applebaum
                                          Its Director
                                          Duly Authorized

                                        Q.E.P. HOLDING B.V.

                                        By
                                          --------------------------------------
                                          Marc Applebaum
                                          Its: Director
                                          Duly Authorized

                                        Q.E.P. STONE HOLDINGS, INC.

                                        By
                                          --------------------------------------
                                          Marc Applebaum
                                          Its Chief Financial Officer
                                          Duly Authorized

                                        Q.E.P. AUST. PTY. LIMITED

                                        By
                                          --------------------------------------
                                          Marc Applebaum
                                          Its Director
                                          Duly Authorized

                                        Q.E.P. CO. AUST. PTY. LIMITED

                                        By
                                          --------------------------------------
                                          Marc Applebaum
                                          Its: Director
                                          Duly Authorized

                                        Q.E.P. CO. NEW ZEALAND LIMITED

                                        By
                                          --------------------------------------
                                          Marc Applebaum
                                          Its: Director
                                          Duly Authorized

                                        Q.E.P. CHILE LIMITADA

                                        By
                                          --------------------------------------
                                          Marc Applebaum
                                          Its Director
                                          Duly Authorized

                                        Q.E.P. ZOCALIS HOLDING L.L.C.

                                        By
                                          --------------------------------------
                                          Marc Applebaum
                                          Its Director
                                          Duly Authorized

                                        Q.E.P. ZOCALIS SRL

                                        By
                                          --------------------------------------
                                          Marc Applebaum
                                          Its Director
                                          Duly Authorized

                                        BOIARDI PRODUCTS CORPORATION

                                        By
                                          --------------------------------------
                                          Marc Applebaum
                                          Its Director
                                          Duly Authorized


WITNESSES AS TO LENDER:                 LENDER:
                                        FLEET CAPITAL CORPORATION

                                        By
-----------------------------------       --------------------------------------
                                          Robert Mahoney
                                          Its Senior Vice President

-----------------------------------



STATE OF ___________ )
                     )        ss.       ________           ______________ , 2001
COUNTY OF __________ )

         Marc Applebaum, known by me or adequately identified to me, personally appeared before me, the undersigned, and, as signer of the foregoing instrument, acknowledged his execution of the same to be his free act and deed and the free act and deed of each of the entities for which he executed the foregoing instrument.

                                        ----------------------------------------
                                        Notary Public/
                                        Commissioner of the Superior Court

                                   SCHEDULE A

ROBERTS CONSOLIDATED INDUSTRIES, INC.
Q.E.P. HOLDING B.V.
ROBERTS HOLLAND B.V.
Q.E.P. ZOCALIS HOLDING L.L.C.
MARION TOOL CORPORATION
Q.E.P. AUST. PTY. LIMITED.

                                 2001 TERM NOTE

$1,500,000                                                 Hartford, Connecticut
                                                                 April 5th, 2001

         FOR VALUE RECEIVED, the undersigned, Q.E.P. CO., INC., a Delaware corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, Q.E.P. - O'TOOL, INC., a California corporation with its chief executive office and principal place of business at 1070 Mary Crest Road, Henderson, NV 89014, MARION TOOL CORPORATION, an Indiana corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, WESTPOINT FOUNDRY, INC., an Indiana corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, and ROBERTS CONSOLIDATED INDUSTRIES, INC., a Delaware corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS JAPAN KK, an entity organized in Japan with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS HOLDING INTERNATIONAL, INC., a Delaware corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS COMPANY CANADA LIMITED, an entity organized in Ontario, Canada with its chief executive office and principal place of business at 2070 Steeles Avenue, Bramalea, Ontario, Canada L6T1A7, ROBERTS HOLLAND B.V., an entity organized in The Netherlands with its chief executive office and principal place of business at 3360 AB Sliedrecht, P.O. Box 64, Parallelweg, The Netherlands, ROBERTS U. K. LIMITED , an entity organized in England with its chief executive office and principal place of business at Unit 10, Branxholme Industrial Estate, Bailiff Bridge, Brighouse, West Yorkshire, England, HD6 4EA, ROBERTS GERMANY GmbH, an entity organized in Germany with its chief executive office and principal place of business at Dreieichstrasse 10, 64546 Morfelden-Waldorf, Germany, ROBERTS S.A.R.L. , an entity organized in France with its chief executive office and principal place of business at 25 rue de la Gare, 78370 Plaisir, France, Q.E.P. STONE HOLDINGS, INC., a Florida corporation with a place of business at 1081 Holland Drive, Boca Raton, Florida 33487, Q.E.P. AUST. PTY. LIMITED, an entity organized in Australia with a place of business at 32-34 Hydrive Close, Victoria, Australia 3175, Q.E.P CO. AUST. PTY. LIMITED, an entity organized in Australia with its chief executive office and principal place of business at 32-34 Hydrive Close, Victoria, Australia 3175, Q.E.P. CHILE LIMITADA, an entity organized in Chile with a place of business at Av. Recoleta 4464, Huechuraba, Santiago, Chile, Q.E.P HOLDING B.V. , an entity organized in the Netherlands with its chief executive office and principal place of business at 3360 AB Sliedrecht, Parrallelweg, The Netherlands, Q.E.P. CO. NEW ZEALAND LIMITED, an entity organized in New Zealand with a place of business at 67 Dalgety Drive, Manukau City, Auckland, New Zealand, Q.E.P. ZOCALIS HOLDING L.L.C., a Delaware limited liability company with a place of business at 1081 Holland Drive, Boca Raton, Florida 33487, Q.E.P. ZOCALIS S.R.L., an entity organized in Argentina with its chief executive office and principal place of business at 1607 Villa Adelina, Buenos Aries,

Argentina, and BOIARDI PRODUCTS CORPORATION, an Ohio corporation with its chief executive office and principal place of business at 453 Main Street, Little Falls, New Jersey 07424 (all of the foregoing hereinafter collectively called the "Borrower" unless otherwise specifically indicated) promises to pay to the order of FLEET CAPITAL CORPORATION, a Rhode Island corporation with an office at One Landmark Square, Stamford, Connecticut 06901 (hereinafter referred to as the "Lender") ONE MILLION FIVE HUNDRED THOUSAND ($1,500,000) (the "Principal Amount"), pursuant to that certain Amended and Restated Loan Agreement by and between Borrower and Lender dated October 21, 1997 (as amended and in effect from time to time, the "Loan Agreement"), together with (i) interest at the rate and in the manner provided in the Loan Agreement; (ii) all amounts which may become due under the Loan Agreement or any of the other Loan Documents; (iii) any costs and expenses, including reasonable attorneys' and appraiser's fees incurred in the collection of this Note or the enforcement of the Loan Agreement or any of the other Loan Documents, foreclosure thereunder or in any litigation or controversy arising from or connected with this Note, or the Loan Agreement or any of the other Loan Documents; and (iv) all taxes or duties assessed upon said sum against Lender or upon the debt evidenced hereby. All amounts owing under this Note and interest thereon shall be payable in legal tender of the United States of America in immediately available funds. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Loan Agreement.

         Equal quarterly payments of principal in the amount of One Hundred Eighty-Seven Thousand Five Hundred Dollars ($187,500) shall be due and payable commencing on July 1, 2001 and continuing on the first business day of each succeeding calendar quarter thereafter for a period of eight (8) quarters, until the outstanding Principal Amount, together with all interest accrued thereon has been fully paid, except that if not sooner paid, the Principal Amount, together with all accrued but unpaid interest thereon, shall be due and payable on April 1, 2003 (the "Maturity Date").

         Interest on the Principal Amount shall be computed on the basis of a 360-day year for actual days elapsed and shall be payable at the LIBOR rate plus two and three-quarters percent (2.75%) and in the manner as provided in the Loan Agreement and shall be paid quarterly until all of said Principal Amount has been fully paid, whether before or after the Maturity Date, by acceleration or otherwise, and whether or not any judgment is obtained hereon.

         In the event that Lender has not received, within fifteen (15) days of its due date, any installment of the Principal Amount and interest (upon the Maturity Date or otherwise), or payment with respect to any other payment due under this Note, Borrower shall be subject to a late charge equal to five percent (5%) of such amount due.

         Upon the occurrence of default by Borrower in the performance of any of Borrower's obligations hereunder, or an Event of Default as defined in the Loan Agreement or in any other Loan Documents, Lender may, at its option, accelerate Borrower's obligations hereunder and declare the entire unpaid Principal Amount, together with accrued interest and all other amounts then due which are evidenced by this Note, to be immediately due and payable, without the necessity for demand or additional notice. In addition, upon the occurrence of such default or Event of Default or after the Maturity Date, all principal and accrued but unpaid interest shall bear interest only paid in full, payable on demand at the Default Rate. Failure to exercise these options shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

         Borrower may prepay this Note only as permitted in the Loan Agreement.

         Notwithstanding any provisions of this Note, it is the understanding and agreement of Borrower and Lender that the maximum rate of interest to be paid by Borrower to Lender shall not exceed the highest of the maximum rate of interest permissible to be charged by Lender under applicable laws. Any amount paid in excess of such rate shall be deemed to be a payment in reduction of principal except to the extent that such amount is in excess of the then outstanding Principal Amount, in which event such excess shall be returned to the Borrower.

         This Note shall be governed by and construed in accordance with the laws of the State of Connecticut. This Note shall bind the successors and assigns of Borrower, and shall inure to the benefit of Lender and its successors and assigns. This Note may not be changed or terminated orally, but only by an agreement in writing signed by the party against whom enforcement of any such change or termination is sought.

         Whenever in this Note words of any gender appear, they shall be deemed to apply equally to any other gender. Whenever used in this Note, the plural shall include the singular and the singular shall include the plural, as the context shall require. In the event that Borrower consists of more than one person or entity, the obligations hereunder shall be joint and several.

         TO INDUCE LENDER TO ENTER INTO THE COMMERCIAL LOAN TRANSACTION EVIDENCED BY THIS NOTE, THE LOAN AGREEMENT, AND ANY OTHER LOAN DOCUMENTS EVIDENCING OR SECURING THE SAME, BORROWER AGREES THAT THIS IS A COMMERCIAL TRANSACTION AND NOT A CONSUMER TRANSACTION, AND WAIVES ANY RIGHT TO NOTICE AND A HEARING AND AUTHORIZES LENDER'S ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER AND WAIVES ANY CLAIM IN TORT, CONTRACT OR OTHERWISE AGAINST LENDER'S ATTORNEY WHICH MAY ARISE OUT OF SUCH ISSUANCE OF A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER. BORROWER ACKNOWLEDGES AND STIPULATES THAT SUCH WAIVER AND AUTHORIZATION GRANTED ABOVE ARE MADE KNOWINGLY AND FREELY AND AFTER FULL CONSULTATION WITH COUNSEL. SPECIFICALLY, BORROWER RECOGNIZES AND UNDERSTANDS THAT THE EXERCISE OF LENDER'S RIGHTS DESCRIBED ABOVE MAY RESULT IN THE ATTACHMENT OF OR LEVY AGAINST

BORROWER'S PROPERTY, AND SUCH WRIT FOR A PREJUDGMENT REMEDY WILL NOT HAVE THE PRIOR WRITTEN APPROVAL OR SCRUTINY OF A COURT OF LAW OR OTHER JUDICIAL OFFICER NOR WILL BORROWER HAVE THE RIGHT TO ANY NOTICE OR PRIOR HEARING WHERE BORROWER MIGHT CONTEST SUCH A PROCEDURE. THE INTENT OF BORROWER IS TO GRANT TO LENDER FOR GOOD AND VALUABLE CONSIDERATION THE RIGHT TO OBTAIN SUCH A PREJUDGMENT REMEDY AND TO EXPRESS ITS BELIEF THAT ANY SUCH PREJUDGMENT REMEDY OBTAINED IS VALID AND CONSTITUTIONAL. FURTHER, TO THE EXTENT ALLOWED UNDER APPLICABLE LAW, BORROWER HEREBY WAIVES DEMAND, PRESENTMENT FOR PAYMENT, PROTEST, NOTICE OF PROTEST, NOTICE OF DISHONOR, DILIGENCE IN COLLECTION, NOTICE OF NONPAYMENT OF THIS NOTE AND ANY AND ALL NOTICES OF A LIKE NATURE.

            [the remainder of this page was left blank intentionally]

                                  BORROWER:

                                  Q.E.P. CO., INC.

                                  By:
                                     ----------------------------------------
                                     Marc Applebaum
                                     Its Chief Financial Officer
                                     Duly Authorized


                                  Q.E.P.-O'TOOL, INC.

                                  By:
                                     ----------------------------------------
                                     Marc Applebaum
                                     Its Chief Financial Officer
                                     Duly Authorized


                                  MARION TOOL CORPORATION

                                  By:
                                     ----------------------------------------
                                     Marc Applebaum
                                     Its Chief Financial Officer
                                     Duly Authorized


                                  WESTPOINT FOUNDRY, INC.

                                  By:
                                     ----------------------------------------
                                     Marc Applebaum
                                     Its Chief Financial Officer
                                     Duly Authorized


                                  ROBERTS CONSOLIDATED INDUSTRIES, INC.

                                  By:
                                     ----------------------------------------
                                     Marc Applebaum
                                     Its Chief Financial Officer
                                     Duly Authorized

                                  ROBERTS HOLDING INTERNATIONAL, INC.

                                  By:
                                     ----------------------------------------
                                     Marc Applebaum
                                     Its Chief Financial Officer
                                     Duly Authorized


                                  ROBERTS COMPANY CANADA LIMITED

                                  By:
                                     ----------------------------------------
                                     Marc Applebaum
                                     Its Treasurer
                                     Duly Authorized


                                  ROBERTS U. K. LIMITED

                                  By:
                                     ----------------------------------------
                                     Marc Applebaum
                                     Its: Director
                                     Duly Authorized


                                  ROBERTS GERMANY GmbH

                                  By:
                                     ----------------------------------------
                                     Marc Applebaum
                                     Its: Director
                                     Duly Authorized


                                  ROBERTS S.A.R.L.

                                  By:
                                     ----------------------------------------
                                     Marc Applebaum
                                     Its: Director
                                     Duly Authorized

                                  ROBERTS JAPAN KK

                                  By:
                                     ----------------------------------------
                                     Marc Applebaum
                                     Its: Director
                                     Duly Authorized


                                  ROBERTS HOLLAND B.V.

                                  By:
                                     ----------------------------------------
                                     Marc Applebaum
                                     Its Director
                                     Duly Authorized


                                  Q.E.P. HOLDING B.V.

                                  By:
                                     ----------------------------------------
                                     Marc Applebaum
                                     Its: Director
                                     Duly Authorized


                                  Q.E.P. STONE HOLDINGS, INC.

                                  By:
                                     ----------------------------------------
                                     Marc Applebaum
                                     Its Chief Financial Officer
                                     Duly Authorized

                                  Q.E.P. AUST. PTY. LIMITED

                                  By:
                                     ----------------------------------------
                                     Marc Applebaum
                                     Its Director
                                     Duly Authorized


                                  Q.E.P. CO. AUST. PTY. LIMITED

                                  By:
                                     ----------------------------------------
                                     Marc Applebaum
                                     Its: Director
                                     Duly Authorized


                                  Q.E.P. CO. NEW ZEALAND LIMITED

                                  By:
                                     ----------------------------------------
                                     Marc Applebaum
                                     Its: Director
                                     Duly Authorized


                                  Q.E.P. CHILE LIMITADA

                                  By:
                                     ----------------------------------------
                                     Marc Applebaum
                                     Its Director
                                     Duly Authorized


                                  Q.E.P. ZOCALIS HOLDING, L.L.C.

                                  By:
                                     ----------------------------------------
                                     Marc Applebaum
                                     Its Director
                                     Duly Authorized

                                  Q.E.P. ZOCALIS S.R.L.

                                  By:
                                     ----------------------------------------
                                     Marc Applebaum
                                     Its Director
                                     Duly Authorized


                                  BOIARDI PRODUCTS CORPORATION

                                  By:
                                     ----------------------------------------
                                     Marc Applebaum
                                     Its Director
                                     Duly Authorized

STATE OF _________________    )
                              )        ss. _____________          April __, 2001
COUNTY OF ________________    )


         Marc Applebaum, known by me or adequately identified to me, personally appeared before me, the undersigned, and, as signer of the foregoing instrument, acknowledged his execution of the same to be his free act and deed and the free act and deed of each of the entities for which he executed the foregoing instrument.

                                        ----------------------------------------
                                        Notary Public/
                                        Commissioner of the Superior Court

                               GUARANTY AGREEMENT

         This Guaranty, dated as of April 5, 2001, is from LEWIS GOULD, an individual residing in the State of Florida (the "Guarantor") to FLEET CAPITAL CORPORATION, a Rhode Island corporation having an office at 200 Glastonbury Boulevard, Glastonbury, Connecticut 06033 (the "Lender").

                                    RECITALS

         WHEREAS, pursuant to that certain Amended and Restated Loan Agreement (the "Loan Agreement") dated as of October 21, 1997, as amended from time to time, by and between Fleet National Bank ("Assignor") and Borrower (as defined in the Loan Agreement), Assignor has extended certain loans and other financial accommodations to Borrower consisting of: (a) a discretionary commercial revolving loan in the principal amount of up to $18,000,000, (the "Revolving Loan") which includes a discretionary sublimit (the "BV Loan") of $5,000,000 to Roberts Holland B.V. ("BV"), pursuant to which Borrower may borrow, repay and re-borrow Revolving Loan advances for Borrower's general working capital purposes; and (b) a term loan in the original principal amount of $8,000,000 (the "Term Loan"); and (c) a second loan in the original principal amount of $1,500,000 (the "2001 Term Loan," and, collectively with the Revolving Loan, the BV Loan and the Term Loan, the "Loans");

         WHEREAS, in addition to the Loan Agreement: (a) the Revolving Loan is evidenced by that certain Second Amended and Restated Revolving Promissory Note dated as of October 21, 1997 from Borrower to Assignor (the "Revolving Credit Note"); (b) the Term Loan is evidenced by that certain Term Promissory Note dated as of October 21, 1997 from Borrower to Assignor (the "Term Note"); (c) the BV Loan is evidenced by that certain Revolving Promissory Note dated June 14, 1999 from BV to Assignor (the "BV Note"); and the 2001 Term Loan is evidenced by that certain 2001 Term Promissory Note as even date herewith (the "2001 Term Note," and, collectively with the Revolving Credit Note, the Term Note and the BV Note, the "Notes").

         WHEREAS, Assignor assigned all of its right, title and interest to Lender pursuant to an Assignment and Assumption Agreement dated as of November 30, 2000;

         WHEREAS, Borrower has requested Lender to, among other things, increase the amount of the Revolving Loan, amend certain financial covenants, make the 2001 Term Loan and increase the interest rate with respect to the Loans; and

         WHEREAS, Lender is willing to extend the requested accommodations subject to and in reliance upon the representations, warranties, acknowledgments, covenants and agreements of Borrower contained in the Loan Agreement and of Guarantor contained herein.

         In consideration of and as a material inducement for the Lender making, now or in the future, loans, advances or otherwise giving credit to Borrower, with respect to the Loans as evidenced by the Notes, the Guarantor does hereby represent, warrant, covenant, and agree as follows:

                                   ARTICLE I
                            COVENANTS AND AGREEMENTS

         Section 1. The Guaranty. The Guarantor hereby absolutely and unconditionally guarantees to the Lender the full and prompt payment and performance of fifty percent (50%) of the then outstanding liabilities of Borrower to the Lender, whenever and however arising under the 2001 Term Loan and the 2001 Term Note. As used herein, "liabilities" means, liabilities and obligations of Borrower to the Lender under the 2001 Term Loan, and all extensions, renewals and substitutions therefor, and all reasonable costs, expenses and reasonable attorneys' and other professionals' fees incurred in the collection solely of said liabilities and in any litigation arising solely from such liabilities or this Guaranty or in the defense, protection, preservation, realization and enforcement of any rights, liens or remedies against Guarantor under this Guaranty. All payments by Guarantor shall be paid in lawful money of the United States of America. Each and every payment obligation or liability guaranteed hereunder shall give rise to a separate cause of action, and separate suits may but need not be brought hereunder as each cause of action arises. The Guarantor's initial obligation hereunder is $750,000 plus the expenses and costs specified in this section.

         Section 2. Unconditional Nature of Guaranty.

                  (a) The obligations of Guarantor under this Guaranty shall be absolute and unconditional and shall remain in full force and effect until every payment, obligation or liability guaranteed hereunder shall have been fully and finally paid and performed. Guarantor further guarantees that all payments made by Borrower with respect to any liabilities hereby guaranteed will, when made, be final and agrees that if any such payment is recovered from or repaid by the Lender in whole or in part in any bankruptcy, insolvency or similar proceeding instituted by or against Borrower, this Guaranty shall continue to be fully applicable to such liabilities to the same extent as though the payment so recovered or repaid had never been originally made on such liabilities. The obligations of Guarantor shall not be affected, modified, released, discharged or impaired, in whole or in part, upon the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to, or consent of, Guarantor:

                           (i) The compromise, settlement, release, change or
modification, whether material or otherwise, or termination of any or all of the liabilities;

                           (ii) The failure to give notice to Guarantor of the
occurrence of an event of default under the terms and provisions of this Guaranty, or any of the other instruments, agreements or documents evidencing, securing or otherwise relating to any of the liabilities or securing or otherwise relating to the Loan Agreement, and this Guaranty (collectively, including the Loan Agreement and this Guaranty, the "Financing Agreements");

                           (iii) The modification, amendment, recession or
waiver by the Lender of the payment, performance or observance by Borrower or Guarantor of any of their respective obligations, conditions, covenants or agreements contained in any of the Financing Agreements;

                           (iv) The extension of time for payment of any
principal, interest or any other amount due and owing under any of the Financing Agreements, or of the time for performance of any other obligations, covenants or agreements under or arising out of any of the Financing Agreements, or the extension or the renewal of any thereof;

                           (v) The modification or amendment (whether material
or otherwise) of any duty, obligation, covenant or agreement set forth in any of the Financing Agreements;

                           (vi) The taking or the failure to take any of the
actions referred to in any of the Financing Agreements;

                           (vii) Any failure, omission, delay or lack on the
part of the Lender to enforce, assert or exercise any right, power or remedy conferred on the Lender in any of the Financing Agreements;

                           (viii) The full or partial discharge of Borrower in
bankruptcy or similar proceeding or otherwise;

                           (ix) The release or discharge, in whole or in part,
or the death, bankruptcy, liquidation or dissolution of any other person or entity other than the Guarantor which is primarily or secondarily liable with respect to the liabilities;

                           (x) The addition, exchange, release or surrender of
all or any of the collateral held by the Lender as security for the liabilities; or

                           (xi) The default or failure of Guarantor fully to
perform any of Guarantor's obligations set forth in this Guaranty.

                  (b) The Guarantor agrees that no delay, act of commission or omission of any kind or at any time upon the part of the Lender or its successors and assigns with respect to any matter whatsoever shall in any way impair the rights of the Lender to enforce any right, power or benefit under this Guaranty or any of the other Financing Agreements to which Guarantor is a party or be construed to be a waiver thereof. Any such right may be exercised from time to time and as often as may be deemed expedient. No set-off, counterclaim, reduction, or diminution of any obligation, or any defense of any kind or nature which Guarantor has or may have against the Lender, or any assignee or successor thereof shall be available hereunder to Guarantor against the Lender or its successors and assigns.

                  (c) To the extent not otherwise expressly provided herein, the Guarantor expressly waives all defenses of suretyship or impairment of collateral.

         Section 3. Right of the Lender to Proceed Against Guarantor.

                  (a) Upon any failure in the payment of any of the liabilities or obligations of Guarantor under this Guaranty, or of the Borrower under the 2001 Term Loan, the liability of Guarantor shall be effective immediately without notice or demand and shall be payable or performable on demand without any suit or action against Borrower. Upon any other failure or Event of Default (other than payment) of the Guarantor under this Guaranty, or of the Borrower under the Loan Agreement, the liability of Guarantor shall be effective twenty
(20) days after Guarantor's receipt of notice of such failure or Event of Default if such failure or Event of Default is not cured or waived prior to the end of such period. No delay or omission in exercising any right hereunder shall operate as a waiver of such right or any other right.

                  (b) The Lender, in its sole discretion, shall have the right to proceed first and directly against the Guarantor under this Guaranty without proceeding against or exhausting any other remedies which it may have against Borrower or any other person primarily or secondarily liable for any of the liabilities and without resorting to any security held by the Lender.

                  (c) This Guaranty is entered into by Guarantor for the benefit of the Lender and its permitted successors and assigns, all of whom shall be entitled to enforce performance and observance of this Guaranty.

         Section 4. Waivers, Payment of Costs and Other Agreements.

                  (a) GUARANTOR ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS GUARANTY IS A PART IS A COMMERCIAL TRANSACTION, AND HEREBY WAIVES GUARANTOR'S RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE LENDER MAY DESIRE TO USE, AND FURTHER WAIVES GUARANTOR'S RIGHTS TO REQUEST THAT THE LENDER POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT GUARANTOR AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR

OBTAINED BY THE LENDER. GUARANTOR HEREBY FURTHER EXPRESSLY WAIVES DILIGENCE, DEMAND, PRESENTMENT, PROTEST, NOTICE OF NONPAYMENT OR PROTEST, NOTICE OF THE ACCEPTANCE OF THIS GUARANTY, NOTICE OF ANY RENEWALS OR EXTENSIONS OF THE NOTE AND OF ANY ACCOMMODATIONS MADE OR EXTENSIONS OR OTHER FINANCIAL ACCOMMODATIONS GRANTED TO BORROWER OR OTHER ACTION TAKEN IN RELIANCE HEREON AND ALL OTHER DEMANDS AND NOTICES OF ANY DESCRIPTION IN CONNECTION WITH THIS GUARANTY, ANY OF THE LIABILITIES OR OTHERWISE.

                  (b) GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY COURT AND IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS GUARANTY IS A PART AND/OR THE ENFORCEMENT OF ANY OF THE LENDER'S RIGHTS AND REMEDIES, INCLUDING WITHOUT LIMITATION, TORT CLAIMS. GUARANTOR ACKNOWLEDGES THAT GUARANTOR MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH GUARANTOR'S ATTORNEYS. GUARANTOR FURTHER ACKNOWLEDGES THAT THE LENDER HAS NOT AGREED WITH OR REPRESENTED TO GUARANTOR THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

                  (c) Except for the payment of compensation to the Guarantor by the Borrower in the ordinary course, the Guarantor hereby fully subordinates to the liabilities owed to the Lender (i) any right of subrogation that the Guarantor may have against the Borrower, including without limitation, any right of subrogation by virtue of the Guarantor's making payments hereunder, and (ii) any other claims that the Guarantor may have against the Borrower and any other indebtedness, direct or indirect, absolute or contingent, that the Borrower may now or hereafter owe to the Guarantor (the rights, claims and indebtedness referred to in clauses (i) and (ii) being collectively referred to herein as "Subordinated Claims"). So long as an Event of Default has occurred and is continuing, the Guarantor will not accept any payment upon any of the Subordinated Claims, and will not have the right to take action to collect any of the Subordinated Claims, until the liabilities have been fully and finally paid.

                  (d) THE GUARANTOR ACKNOWLEDGES THAT GUARANTOR MAKES THE WAIVERS SET FORTH IN SUBSECTIONS (a), (b) AND (c) ABOVE KNOWINGLY AND VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THOSE WAIVERS WITH GUARANTOR'S ATTORNEY. THE GUARANTOR FURTHER ACKNOWLEDGES THAT THE LENDER HAS NOT AGREED WITH OR REPRESENTED TO GUARANTOR OR ANY OTHER PARTY HERETO THAT THE PROVISIONS OF

SUBSECTIONS (a), (b) AND (c) ABOVE WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

                  (e) Guarantor agrees to pay all reasonable costs and expenses, including reasonable fees of attorneys, paralegals and other professionals, arising out of or with respect to the validity, enforcement, realization, protection or preservation of this Guaranty or any of the liabilities subject to this Guaranty.

                  (f) If, for any reason, Borrower has no legal existence or is under no legal obligation to discharge any liabilities subject to this Guaranty or if any such liabilities have become irrecoverable from Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding on Guarantor to the same extent as if Guarantor at all times had been the principal obligor on all such liabilities. In the event that acceleration of the time for payment of any liabilities subject to this Guaranty is stayed upon the insolvency, bankruptcy or reorganization of Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of the 2001 Term Note shall be immediately due and payable by Guarantor, without notice or demand.

         Section 5. Set-off. The Guarantor hereby gives the Lender a lien and, at any time after the occurrence of an Event of Default, a right of set-off for all Guarantor's liabilities to the Lender upon and against all Guarantor's deposits, credits, collateral and property now or hereafter in the possession or control of the Lender or in transit to it. The Lender may, at any time, following the occurrence of an Event of Default without notice to Guarantor, apply or set-off the same, or any part thereof (if Lender reasonably believes that such Event of Default continues to exist as of the date of such application or set-off), to any liability of the Guarantor to the Lender, whether or not the Lender shall have made demand under this Guaranty and although such obligations may be contingent or unmatured.

                                   ARTICLE II
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         Section 1. Guarantor Representations, Warranties and Covenants. The Guarantor hereby represents, warrants and covenants that:

                  (a) The Guarantor is an individual residing in the State of Florida and has the power and authority to execute this Guaranty and incur the obligations hereunder.

                  (b) Neither the execution and delivery of this Guaranty, the consummation of the transactions contemplated hereby nor the fulfillment of or compliance with the terms and conditions of this Guaranty is prevented or limited by or conflicts with or results in a breach of the terms, conditions or provisions of any contractual or other restriction on the Guarantor or any agreement or instrument of whatever nature to which the Guarantor is now a party or by which the Guarantor or Guarantor's property is bound or constitutes a default under any of the foregoing.

                  (c) The Guarantor has received and will receive a direct and material financial benefit from the accommodations extended by the Lender to Borrower.

                  (d) All authorizations, consents and approvals of governmental bodies or agencies required in connection with the execution and delivery of this Guaranty, or in connection with the performance of the Guarantor's obligations hereunder or thereunder have been obtained as required hereunder or by law.

                  (e) This Guaranty constitutes a valid and legally binding obligation of the Guarantor, enforceable in accordance with its terms.

                  (f) There is no action or proceeding pending or to the best of Guarantor's knowledge threatened against the Guarantor before any court or administrative agency that might adversely affect the ability of the Guarantor to perform Guarantor's obligations under this Guaranty.

                  (g) The Guarantor is solvent as of the date of and after giving effect to this Guaranty.

                  (h) Failure of Guarantor to comply with any of the covenants herein shall constitute a default of the liabilities, entitling the Lender to exercise all rights and remedies set forth in any of the Financing Agreements.

                  (i) Guarantor shall provide Lender (a) within one hundred twenty (120) days of Borrower's fiscal year end a financial statement in form satisfactory to Lender and (b) within fifteen (15) days of filing, hit federal and state income tax returns together with all schedules attached thereto.

                                  ARTICLE III
                         NOTICE AND SERVICE OF PROCESS,
                           PLEADINGS AND OTHER PAPERS

         Section 1. Designation of Agent for Service of Process. Guarantor hereby agrees to be subject to service of process in the State of Connecticut and to remain so subject so long as any of the liabilities are outstanding. If for any reason Guarantor should not be so subject, Guarantor hereby designates and appoints, without power of revocation, the Secretary of the State of Connecticut as Guarantor's agent upon whom may be served all process, pleadings, notices or other papers which may be served upon Guarantor as a result of any of Guarantor's obligations under this Guaranty.

         Section 2. Consent to Service of Process. Guarantor irrevocably (a) agrees that any suit, action or other legal proceeding arising out of this Guaranty may be brought in the courts of record of the State of Connecticut or the courts of the United States located in such state; (b) consents to the jurisdiction of each such court in any such suit, action or proceeding; and (c) waives any objection which such Guarantor may have to the laying of venue of any such suit, action or proceeding in any of such courts. For such time as any of the liabilities is outstanding, Guarantor's agent designated in Section 3.1 hereof shall accept and acknowledge on Guarantor's behalf services of any and all process in any such suit, action or proceeding brought in any such court. Guarantor agrees and consents that any such services of process upon such agent and written notice of such service to Guarantor by registered mail shall be taken and held to be valid personal service upon Guarantor and that any such service of process shall be of the same force and validity as if services were made upon Guarantor according to the laws governing the validity and requirements of such service in such state, and waives all claim of error by reason of any such service.

         Section 3. Notices, Etc. All notices, demands, requests, and other communications given under this Agreement shall only be effective if they are
(i) in writing, (ii) actually received by the addressee, and (iii) sent by hand delivery, by facsimile transmission, by reputable express delivery service, or by first-class mail, postage prepaid:

                  (a) If to the Lender, to it at:

                           Fleet Capital Corporation
                           200 Glastonbury Boulevard
                           Glastonbury, CT 06033
                           Attn:  Robert Mahoney, Senior Vice President
                           Telecopy No.:  (860) 368-6029

                  With a copy to:

                           Pepe & Hazard LLP
                           225 Asylum Street
                           Hartford, CT 06103
                           Attn:  James C. Schulwolf, Esq.
                           Telecopy No.: (860) 522-2796

                  (b) If to Guarantor, to it at:

                           Lewis Gould
                           596 Admiral's Way
                           Delray Beach, FL  33487
                           Telecopy No.:  (561) 994-1530

                  With a copy to:

                           Holland & Knight LLP
                           701 Brickell Avenue, Suite 3000
                           Miami, FL  33131
                           Attn:  Steven Sonberg, Esq.
                           Telecopy No.:  (305) 789-7799

or to such other address (and/or facsimile transmission number) as Borrower or Lender, as the case may be, shall have specified in a notice sent to the other in accordance with this Section.

                                   ARTICLE IV
                                     GENERAL

         Section 1. No Remedy Exclusive; Effect of Waiver. No remedy herein conferred upon or reserved to the Lender is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty or now or hereafter existing at law or in equity. In order to entitle the Lender to exercise any remedy reserved to it in this Guaranty, it shall not be necessary to give any notice, other than such notice as may be herein expressly required. No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the parties thereunto duly authorized. A waiver on one occasion shall not be a bar to or waiver of any right of any other occasion. No delay or omissions or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but such right and power may be exercised from time to time and as often may be deemed expected. The Guarantor acknowledges that this Guaranty supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and is intended as a final expression and a complete and exclusive statement of the terms of this Guaranty.

         Section 2. Counterparts. This Guaranty may be executed simultaneously in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

         Section 3. Severability. The invalidity or unenforceability of any one or more phrases, sentences, clauses or Sections contained in this Guaranty shall not affect the validity or enforceability of the remaining portions of this Guaranty, or any part thereof.

         Section 4. Connecticut Law. This Guaranty shall be governed by the laws of the State of Connecticut (but not its conflicts of law provisions).

         Section 5. Termination. If all sums and indebtedness owing under the 2001 Term Loan shall be fully and indefeasibly paid in cash, this Guaranty shall terminate and be of no further force or any effect.

         Section 6. Definitions. Any term not defined herein shall have the meaning given therefor in the Loan Agreement.

         IN WITNESS WHEREOF, Guarantor has executed this Guaranty on the date first above written.


                                        GUARANTOR:


                                        ----------------------------------------
                                        Lewis Gould

                  AMENDED PATENT COLLATERAL SECURITY AGREEMENT

         THIS AMENDED PATENT COLLATERAL SECURITY AGREEMENT (the "Agreement") is made on the 4th day of April, 2001 between ROBERTS CONSOLIDATED INDUSTRIES, INC., a corporation having a mailing address at 1081 Holland Drive, Boca Raton, Florida 33487 ("Obligor") and FLEET CAPITAL CORPORATION, having a mailing address at 200 Glastonbury Boulevard, Glastonbury, Connecticut 06033 ("Lender").

         BACKGROUND. Obligor with certain of its affiliates (collectively. the "Borrowers") has executed and delivered its Amended and Restated Revolving Loan promissory note (the "Revolving Note") to the Lender in the aggregate principal amount of up to $18,000,000.00, a Term Note (the "Term Note") in the aggregate principal amount of $8,000,000.00, and a 2001 Term Loan Promissory Note (the "2001 Term Note") in the aggregate principal amount of up to $1,500,000.00 (the Revolving Note, the Term Note and the 2001 Term Note collectively the "Notes"), pursuant to a certain Amended and Restated Loan Agreement dated as of October 21, 1997 among Borrowers and Fleet National Bank ("FNB"), subsequently assigned by FNB to Lender, and as most recently amended by a Fourth Agreement of Amendment dated as of April 4, 2001 (as amended from time to time, the "Loan Agreement"). In order to induce the Lender to execute and deliver the Loan Agreement, Obligor has granted to Lender a security interest in, and a mortgage on, all right, title and interest of Obligor in and to the Patents (as hereinafter defined). The parties hereto reaffirm their respective duties and obligations pursuant to the Loan Documents, and consistent with such duties and obligations file herewith an amended Schedule A (as hereinafter described).

         NOW, THEREFORE, in consideration of Lender making the Loan to Obligor, Obligor hereby agrees with Lender as follows:

         1. To secure the complete and timely satisfaction of all Obligations (as defined in the Loan Agreement), Obligor hereby grants and conveys to Lender a security interest in, and a mortgage on, the entire right, title and interest in and to the patents and applications therefor listed in Schedule A hereto, including all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, any foreign counterparts thereto, the right to sue for past, present and future infringements (subject to paragraph 12 below) and without limitation all proceeds thereof (such as, by way of example, license royalties and proceeds of infringement suits), as well as all rights corresponding thereto throughout the world (collectively called the "Patents").

         2. Obligor covenants and warrants that:

            (a) The Patents are subsisting and have not been adjudged invalid or unenforceable, in whole or in part;

            (b) To the best of Obligor's knowledge, each of the Patents is valid and enforceable;

            (c) Obligor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents, free and clear of any liens, charges and encumbrances, including without limitation pledges, assignments, licenses, shop rights and covenants by Obligor not to sue third persons, except as to that certain security interest granted by Obligor in favor of The HillStreet Fund L.P., which security interest is junior in priority to the security interest granted to Lender hereunder; and

            (d) Obligor has the unqualified right to enter into this Agreement and perform its terms and has entered and will enter into written agreements with each of its present and future employees, agents and consultants that will enable it to comply with the covenants herein contained.

Except as specifically set forth above, Obligor does not warrant that the Patents will not be declared invalid if challenged in court.

         3. Obligor agrees that, until all of the Obligations shall have been satisfied in full, it will not enter into any agreement including, without limitation of, which is inconsistent with Obligor's obligations under this Agreement, without Lender's prior written consent.

         4. If, before the Obligations shall have been satisfied in full, Obligor shall obtain rights to any new patentable inventions, or become entitled to the benefit of any patent application or patent for any reissue, division, continuation, renewal, extension, or continuation-in-part of any Patent or any improvement on any Patent, the provisions of paragraph 1 shall automatically apply thereto and Obligor shall give to Lender prompt notice thereof in writing-hereof.

         5. Obligor authorizes Lender to modify this Agreement by amending Schedule A to include any future patents and patent applications which are Patents under paragraph 1 or paragraph 4 hereof.

         6. If any Event of Default shall have occurred and be continuing, and not be cured within any applicable cure period, as designated within the Loan Agreement, the Notes, or any other document executed in connection with the loans contemplated thereby, Obligor's right, title and interest in and to the Patents shall terminate forthwith, and the Lender shall have, in addition to all other rights and remedies given it by this Agreement, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Patents may be located and, without limiting the generality of the foregoing, the Lender may immediately, without demand of performance and without other notice (except as set forth below) or demand whatsoever to Obligor, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, the whole or from time to time any part of the Patents, or any interest which the Obligor may have therein, and after deducting from the proceeds of sale or other disposition of the Patents all expenses (including all reasonable expenses for brokers' fees and legal services), shall apply the residue of such proceeds toward the payment of the Obligations. Any remainder of the proceeds after payment in full of the Obligations shall be paid over to the Obligor. Notice of any sale or other disposition of the Patents shall be given to Obligor at least five (5) days before the time of any intended public or private sale or other disposition of the Patents is to be made, which Obligor hereby agrees shall be reasonable notice of such sale or other disposition. At any such sale or other disposition, any holder of any Note or Lender may, to the extent permissible under applicable law, purchase the, whole or any part of the Patents sold, free from any right of redemption on the part of Obligor, which right is hereby waived and released.

         7. If any Event of Default shall have occurred and be continuing, Obligor hereby authorizes and empowers Lender to make, constitute and appoint any officer or agent of Lender, as Lender may select in its exclusive discretion, as Obligor's true and lawful attorney-in-fact, with the power to endorse Obligor's name on all applications, documents, papers and instruments necessary for Lender to use the Patents, or to grant or issue any exclusive or nonexclusive license under the Patents to any third person, or necessary for Lender to assign, pledge, convey or otherwise transfer title in or dispose of the Patents to any third person, Obligor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Agreement.

         8. At such time as Obligor shall completely satisfy all of the Obligations, this Agreement shall terminate and Lender shall execute and deliver to Obligor all deeds, assignments and other instruments as may be necessary or proper to re-vest in Obligor full title to the Patents, subject to any disposition thereof which may have been made by Lender pursuant hereto.

         9. Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorney's fees and legal expenses incurred by Lender in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving the Patents, or in defending or prosecuting any actions or proceedings arising out of or related to the Patents, shall be borne and paid by Obligor on demand by Lender and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the highest rate prescribed in the Loan Agreement.

         10. Obligor shall have the duty, through counsel acceptable to Lender, to prosecute diligently any patent applications of the Patents pending as of the date of this Agreement or thereafter until the Obligations shall have been paid in full, to, if reasonable, make application on unpatented but patentable inventions and to preserve and maintain all rights in patent applications and patents of the Patents, including without limitation the payment of all maintenance fees. Any expenses incurred in connection with such an application shall be borne by Obligor. The Obligor shall not abandon any right to file a patent application, or any pending patent application or patent without the consent of the Lender, which consent shall not be unreasonably withheld.

         11. Obligor shall have the right, with the consent of Lender, which shall not be unreasonably withheld, to bring suit to its own name, and to join Lender, if necessary, as a party to such suit so long as Lender is satisfied that such joinder will not subject it to any risk of liability, to enforce the Patents and any licenses thereunder. Obligor shall promptly, upon demand, reimburse and indemnify Lender for all damages, costs and expenses, including legal fees, incurred by Lender pursuant to this paragraph 11.

         12. No course of dealing between Obligor and Lender, nor any failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder or under the Loan Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         13. All of Lender's rights and remedies with respect to the Patents, whether established hereby or by the Loan Agreement, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

         14. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other Jurisdiction, or any clause or provision of this Agreement in any Jurisdiction.

         15. This Agreement is subject to modification only by a writing signed by the parties, except as provided in paragraph 5.

         16. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

         17. The validity and interpretation of this Agreement and the rights and obligations of the parties shall be governed by the internal laws of the State of Connecticut without reference to its conflict of laws provisions.

         18. This Agreement constitutes the amendment and restatement in its entirety of the Patent Collateral Security Agreement from Obligor to FNB dated as of October 21, 1997, and is in substitution therefor and an amendment and replacement thereof. Nothing herein or in any other document shall be construed to release or terminate any lien, mortgage, pledge or other security interest in favor of Lender.

         WITNESS the execution hereof under seal as of the day and year first above written.

                                        OBLIGOR

                                        ROBERTS CONSOLIDATED INDUSTRIES, INC.

                                        By:
                                           -------------------------------------
                                           Marc Applebaum
                                           Its Chief Financial Officer
                                           Duly Authorized

                                        LENDER

                                        FLEET CAPITAL CORPORATION

                                        By:
                                           -------------------------------------
                                           Robert Mahoney
                                           Its Senior Vice President
                                           Duly Authorized

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF CONNECTICUT      )
                          )  ss:  Hartford
COUNTY OF HARTFORD        )

         On this 4th day of April, 2001, before me, the undersigned officer, personally appeared Marc Applebaum, Chief Financial Officer of Roberts Consolidated Industries, Inc., signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed and the free act and deed of said corporation.

                                        ----------------------------------------
                                        Notary Public
                                        My Commission Expires:

STATE OF CONNECTICUT      )
                          )  ss:  Hartford
COUNTY OF HARTFORD        )

         On this 4th day of April, 2001, before me, the undersigned officer, personally appeared Robert Mahoney, Senior Vice President of Fleet Capital Corporation, signer and sealer of the foregoing instrument and acknowledged the same to be her free act and deed and the free act and deed of said corporation.

                                        ----------------------------------------
                                        Commissioner of the Superior Court
                                        Notary Public
                                        My Commission Expires:

                             STOCK PLEDGE AGREEMENT

         THIS STOCK PLEDGE AGREEMENT ("Agreement") made as of the 5th day of April, 2001 by and between Q.E.P. CO., INC., a Delaware corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487 (the "Borrower"), and FLEET CAPITAL CORPORATION, a Rhode Island corporation with an office at One Landmark Square, Stamford, Connecticut 06901 (hereinafter referred to as the "Lender").

                                   WITNESSETH:

         WHEREAS, Borrower and Fleet National Bank ("Assignor") entered into a certain Amended and Restated Loan Agreement, dated as of October 21, 1997, as amended from time to time (the "Loan Agreement"), which was assigned by Assignor to Lender pursuant to an Assignment and Assumption Agreement dated as of November 30, 2000; and

         WHEREAS, the Borrower owns, directly or indirectly, all of the equity interests in the entities listed on Schedule A attached hereto (the "Entities"); and

         WHEREAS, the obligation of the Lender to enter into the Fourth Amendment (as defined in the Loan Agreement) and to make loans or extensions of credit or furnish financial accommodations to the Borrower is subject to the condition, among others, that Borrower shall execute and deliver this Agreement and grant the security interest hereinafter described;

         WHEREAS, on even date herewith the Borrower is re-financing certain of its subordinated obligations with The Hillstreet Fund, L.P. ("Hillstreet"), and in connection therewith, Borrower is granting Hillstreet a subordinated pledge in the common stock listed on Schedule A.

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, receipt of which is acknowledged, it is hereby agreed as follows:

         1. Definitions; Rules of Interpretation. The following additional terms, as used herein, have the respective meanings set forth below:

         "Affiliate" shall mean any Person controlling, controlled by or under common control with another Person.

         "Associate" shall have the meaning ascribed to such term in Rule 405 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

         "Default" shall mean any event or condition the occurrence of which would, with the lapse of time or the giving of notice, or both, constitute an Event of Default.

         "Event of Default" shall mean any default hereunder or under the Loan Agreement, and any other Event of Default as defined in any one or more of the Financing Documents.

         "Financing Documents" means any and all documents evidencing, securing or relating to the Obligations.

         "Lien" or "Liens" shall mean any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest lien arising from a security agreement, mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes.

         "Obligations" shall mean all indebtedness, advances, obligations and liabilities of every kind and description now or in the future owing by Borrower to Lender under the Financing Documents or otherwise, whether direct or indirect, joint or several, absolute or contingent; due or to become due.

         "Person" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Pledged Collateral" shall mean (a) the Shares, (b) all income and profits on the Shares, including all interest, dividends, and other payments and distributions with respect to the Shares, including without limitation promissory notes, other instruments, distributions in connection with total or partial liquidation or dissolution of the Entities and distributions in connection with a reduction of capital, capital surplus or paid-in-surplus of the Entities, (c) all proceeds of the foregoing, and (d) all other rights and privileges with respect to the Shares.

         "Security Interest" shall mean the pledge and security interest granted by Borrower under this Agreement.

         "Shares" shall mean (a) one hundred percent (100%) of the equity interests in the Entities formed under the laws of any jurisdiction in the United States of America or Canada, and sixty-five percent (65%) of the equity interests in the Entities formed under the laws of any jurisdiction outside of the United States of America or Canada, (b) all substitutions and replacements thereof, (c) all warrants, options and rights (if any) for the purchase of equity interests in the Entities, and (d) any additional equity interests in or capital stock of the Entities required to be pledged and delivered to Lender pursuant to Section 9 hereof.

         This Agreement shall be governed by the following rules of interpretation: The use of any gender shall include all genders. The singular number shall include the plural and the plural the singular as the context may require. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms. The words "include," "including," and "such as" shall each be construed as if followed by the phrases "without being limited to." The words "herein," "hereof," "hereunder" and words of similar import shall be construed to refer to this Agreement as a whole and not to any particular Section hereof unless expressly so stated. The section headings herein are for convenience of reference only and shall not affect in any way the interpretation of any of the provisions hereof.

         2. Pledge. The Borrower hereby pledges and grants a security interest to Lender in the Pledged Collateral, now existing and hereafter arising or acquired, as security for the payment and performance of the Obligations.

         3. Delivery of the Shares. The Shares have been previously delivered to the Lender accompanied by duly executed instruments of transfer, or assignment in blank, with signatures appropriately guaranteed, accompanied by any required transfer tax stamps, all in form and substance satisfactory to Lender. Lender may at any time in its discretion, without notice to Borrower, transfer or register in the name of the Lender or any of its nominees any or all of the Shares.

         4. Representations and Warranties. The Borrower represents and warrants that:

            (a) Borrower owns all of the Pledged Collateral, free and clear of any Liens other than the Security Interest and the subordinated security interests in favor of The Hillstreet Fund, L.P. which are being granted as of the date hereof. The equity interests shown on Schedule A, are all of the issued and outstanding capital stock of the Entities. All of such equity interests have been duly authorized and validly issued, are fully paid and non-assessable, and none of such equity interests are subject to options to purchase or similar rights of any Person.

            (b) There are no restrictions upon the voting rights or upon the transfer of any of the Shares other than as may appear on the face of the certificates evidencing the Shares or as provided under applicable state, federal or foreign securities laws. The Borrower has the right to vote, pledge and grant a security interest in or otherwise transfer such Pledged Collateral free of any encumbrances other than the junior encumbrance in favor of The Hillstreet Fund, L.P. Borrower is not a party to or otherwise bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Shares with respect thereto.

            (c) Lender has a valid perfected first priority security interest in all of the Pledged Collateral, subject to no prior Lien. No registration, recordation or filing with any governmental body, agency or authority is required in connection with the execution or delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interest.

         5. Authority. The Borrower hereby appoints the Lender as its attorney-in-fact to arrange, at Lender's option, for the transfer upon, or at any time after, the existence or occurrence of an Event of Default, of the Pledged Collateral on the books of Borrower or on the books of each of the Entities to the name of the Lender or to the name of the Lender's nominee.

         6. Certain Restrictions. Neither Borrower nor any Affiliate or Associate of Borrower shall sell, transfer or grant any rights with respect to any equity interests in the Entities or any subsidiary of the Entities without the prior written consent of Lender.

         7. Voting Rights; Dividends.

            (a) During the term of this Agreement, and so long as there shall not occur a Default or an Event of Default:

                (i) the Borrower shall have the right to vote the Shares on all corporate questions for all purposes not inconsistent with the terms of this Agreement or the Financing Documents and, to that end, if Lender transfers the Shares into its name or the name of its nominee, Lender shall, upon the request of the Borrower, unless a Default or an Event of Default shall have occurred, execute and deliver or cause to be executed and delivered to Borrower proxies with respect to the Shares; and

                (ii) the Borrower may receive and retain any and all dividends or other distributions paid in respect of the Pledged Collateral; provided, however, that any and all (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus and (C) cash paid, payable or otherwise distributed in any permitted redemption of, or permitted exchange of, any Pledged Collateral, shall be, and shall forthwith be delivered to or at the direction of the Lender to hold as Pledged Collateral and shall, if received by the Borrower, be received in trust for the benefit of the Lender, shall be segregated from the other property or funds of the Borrower, and shall be forthwith delivered to or at the direction of the Lender in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Lender as Pledged Collateral and as further collateral security for the Obligations;

            (b) Upon the occurrence of an Event of Default:

                (i) the Lender shall thereafter be entitled to exercise all voting powers pertaining to the Shares and all proxies theretofore executed by Lender shall terminate and thereafter be null and void and of no effect whatsoever, and the Borrower, forthwith upon the request of the Lender, shall secure (if not already secured by the Lender) executed resignations of the officers and directors of Borrower and of the Entities in order that the Lender may elect the officers and directors of Borrower and of the Entities designated by Lender; and

                (ii) all rights of the Borrower to receive the dividends, payments or other distributions which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii), shall cease, and all such rights shall thereupon become vested in the Lender which shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

                (iii) all dividends and interest payments which are received by the Borrower contrary to the provisions of this Section 7 shall be received in trust for the benefit of the Lender, shall be segregated from other funds of the Borrower, and shall be forthwith paid over to the Lender as Pledged Collateral in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by or on behalf of the Lender as Pledged Collateral and as further collateral security for the Obligations.

         8. Subsequent Changes Affecting Pledged Collateral. The Borrower represents to the Lender that the Borrower has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and the Borrower agrees that the Lender shall have no responsibility or liability for informing the Borrower of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto. The Lender may, upon or at any time after the occurrence of an Event of Default, without notice and at its option, transfer or register the Pledged Collateral or any part thereof into its or its nominee's name with or without any indication that such Pledged Collateral is subject to the security interest hereunder.

         9. Shares Adjustments; Warrants and Rights; Dividends. In the event that, during the term of this Agreement, (a) any stock dividend, reclassification, recapitalization, readjustment or other change is declared or made in the capital structure of Borrower or of any of the Entities, (b) any option included within the Pledged Collateral is exercised, (c) Borrower or of any of the Entities issues any additional or substitute shares of its capital stock, (d) subscription rights, options, warrants or any other rights shall be issued or exercised in connection with the Pledged Collateral, or (e) if the Borrower shall otherwise receive or be entitled to receive any (i) shares of capital stock of any of the Entities, (ii) promissory note or other instrument by virtue of its being or having been an owner of any Pledged Collateral, (iii) payment of dividends or other distribution payable in cash or in securities or other property (but only to the extent permitted under subparagraph 7(ii) hereof), or (iv) payment of dividends or other distribution in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, all such shares, promissory notes, instruments, options, warrants, rights, dividends, payments or distributions and all new stock or other securities so acquired by the Borrower as a result of any of the foregoing, shall be immediately pledged and assigned by the Borrower to the Lender and immediately delivered to and held by Lender under the terms of this Agreement in the same manner as the Pledged Collateral originally pledged hereunder; and in the event that the Borrower shall receive such shares, promissory notes, instruments, options, warrants, rights, dividends, payments or distributions, the same shall be held in trust for the benefit of the Lender, and the Borrower shall segregate them from the Borrower's other property and shall deliver the same forthwith to or at the direction of the Lender in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by or on behalf of the Lender as Pledged Collateral. Nothing contained in this Section shall be deemed to permit any issuance of stock, subscription rights, options, warrants or any other rights, or any stock dividend, reclassification, readjustment or other change in the capital structure of Borrower or of any of the Entities which is not expressly permitted in the Financing Documents.

         10. Registration. In the event that Lender determines that it is advisable to register under or otherwise comply in any way with the Securities Act of 1933 or any similar Federal or State Law, or if such registration or compliance is required with respect to the securities included in the Pledged Collateral prior to the sale thereof by Lender, upon or at any time after the occurrence of an Event of Default, the Borrower will use its best efforts to cause such registration to be effectively made, at no expense to Lender, and to continue such registration effective for such time as may be reasonably necessary in the option of the Lender, and will reimburse Lender for any expense incurred by Lender, including reasonable attorneys' and accountants' fees and expenses, in connection therewith.

         11. Default.

             (a) Upon the occurrence and during the continuance of an Event of Default, the Lender shall have, in addition to any other rights given by law or the rights hereunder or in the Financing Documents, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the Uniform Commercial Code. In addition, with respect to the Pledged Collateral, or any part thereof, which shall then be or shall thereafter come into the possession or custody of the Lender, the Lender may sell the Pledged Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit (without assumption of any credit risk) or for future delivery, and at such price or prices as the Lender may deem satisfactory. Lender may be the purchaser of any or all of the Pledged Collateral so sold at any public sale (or, if the Pledged Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale).

             (b) The Borrower recognizes that the Lender may deem it impracticable to effect a public sale of all or any part of the Pledged Collateral or any other securities constituting Pledged Collateral and that the Lender may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Lender is authorized, in connection with any sale of the Pledged Collateral, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Shares to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Shares, (ii) to cause to be placed on certificates for any or all of the Shares or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provision of said Act, and (iii) to impose such other limitations or conditions in connection with any such sale as the Lender deems necessary or advisable in order to comply with said Act or any other law. The Borrower acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Lender shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933.

             (c) The Borrower covenants and agrees that it will execute and deliver such documents and take such other action as the Lender deems necessary or advisable in order that any sale hereunder may be made in compliance with law.

             (d) Upon any sale hereunder the Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Collateral so sold. Each purchaser at such sale shall hold the Pledged Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Borrower which may be waived, and the Borrower, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted.

             (e) Unless the Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, Lender will give the Borrower reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any requirements of reasonable notice shall be met if such notice is sent to the Lender in conformity with Section 23 hereof, at least ten (10) days before the time of the sale or disposition. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived. The notice (if any) of any sale hereunder shall (1) in case of a public sale, state the time and place fixed for such sale, (2) in case of sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Pledged Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Lender may fix in the notice of such sale. At any such sale the Pledged Collateral may be sold in one lot as an entirety or in separate parcels, as the Lender may determine. The Lender shall not be obligated to make any such sale pursuant to any such notice. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Pledged Collateral on credit or for future delivery, the Pledged Collateral so sold may be retained by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may again be sold upon like notice. The Lender, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interest granted under this Agreement and sell the Pledged Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

         12. Proceeds of Dispositions; Expenses. The Borrower shall pay to the Lender on demand any and all expenses, including court costs and reasonable attorneys' fees and disbursements, incurred or paid by the Lender in protecting, preserving or enforcing the Lender's rights under or in respect of any of the Pledged Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Pledged Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Lender may determine, proper allowance being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by the Uniform Commercial Code of the State of Connecticut, any excess shall be returned to the Borrower.

         13. Waivers. The Borrower hereby waives notice of acceptance of this Agreement and of extensions of credit, loans, advances or other financial assistance by the Lender to any Borrowers under the Financing Documents or under any other agreement, note, document or instrument now or at any time or times hereafter executed by any of the Borrowers and delivered to the Lender. The Borrower further waives presentment and demand for payment of any of the Obligations, protest and notice of dishonor or default with respect to any of the Obligations, and all other notices and demands of any description to which the Borrower might otherwise be entitled except as herein otherwise expressly provided. The Borrower further waives all defenses based upon suretyship or impairment of collateral. The Lender shall not be deemed to have waived any of its rights upon or under the Obligations or the Pledged Collateral unless such waiver shall be in writing and signed by the Lender. No delay or omission on the part of the Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Lender with respect to the Obligations or the Pledged Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successfully or concurrently at such time or at such times as the Lender deems expedient.

         14. Consent. The Borrower hereby consents that from time to time, before or after the occurrence or existence of any Default or Event of Default, with or without notice to or assent from the Borrower, any other security at any time held by or available to the Lender for any of the Obligations or any other security at any time held by or available to the Lender for any obligation of any other person, firm or corporation secondarily or otherwise liable for any of the Obligations, may be exchanged, surrendered or released and any of the Obligations may be changed, altered, renewed, extended, continued, surrendered, compromised, waived or released, in whole or in part, as Lender may see fit, and Borrower shall remain bound under this Agreement notwithstanding any such exchange, surrender, release, alteration, renewal, extension, continuance, compromise, waiver or inaction, extension of further credit or other dealing. Without limiting the generality of the foregoing, the Borrower assents to any extension or postponement of the time of payment or any other indulgence, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment on any Obligation, and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Lender may deem advisable.

         15. Limitation of Lender's Duty. Lender shall have no duty with respect to any Pledged Collateral in its possession or control or in the possession or control of any agent or bailee, other than the duty to use reasonable care in the safe custody thereof. Without limiting the generality of the foregoing, Lender shall be under no obligation to take any steps necessary as to (a) the collection or protection of the Pledged Collateral, (b) the preservation of rights in Pledged Collateral against any other parties, (c) or the preservation of any other rights. Lender may take such steps at its option, but all expenses incurred in connection therewith shall be for the sole account of Borrower. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession or control if the Pledged Collateral is accorded treatment substantially equal to that which it accords its own property. Lender shall not be liable or responsible for any loss or damage to any of the Pledged Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Lender in good faith.

         16. Term. This Agreement shall remain in full force and effect until all of the Obligations have been fully paid and satisfied.

         17. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lender and its respective successors and assigns, and the transferees and holders of any of the Obligations. This Agreement may be sold, assigned and transferred to any other person, firm, association or corporation to whom any of the Obligations may be sold, assigned, transferred and when so sold, assigned, negotiated or transferred this Agreement shall apply to, and the Pledged Collateral shall secure, any credit given, loans or advances made or financial assistance otherwise extended at any time or from time to time by such assignee to Borrower and any notes, mortgages, conditional sale contracts, security agreements or other forms of obligations and all other debts, obligations and liabilities then or thereafter existing, direct or indirect, absolute or contingent, howsoever evidenced and without limitation as to amount, of Borrower to such assignee and transferee, and any renewal or extensions thereof, as if such assignee or transferee had been the original Lender hereunder.

         18. Applicable Law. This Agreement shall be governed by and construed under the laws of the State of Connecticut. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         19. Service of Process; Consent to Jurisdiction

             (a) The Borrower represents, warrants and covenants that the Borrower is subject to service of process in the State of Connecticut and that the Borrower will remain subject to such service of process so long as any of the Obligations is outstanding. If for any reason the Borrower should not be subject to such service of process, the Borrower hereby designates and appoints, without power of revocation, the Connecticut Secretary of State as the Borrower's agent upon whom may be served all process, pleadings, notices or other papers which may be served upon the Borrower as a result of any of the Borrower's obligations under this Agreement.

             (b) The Borrower irrevocably (i) agrees that any suit, action or other legal proceeding arising out of this Agreement may be brought in the courts of record of the State of Connecticut or the courts of the United States located in such state; (ii) consents to the jurisdiction of each such court in any such suit, action or proceeding; and (iii) waives any objection which the Borrower may have to the laying of venue of any such suit, action or proceeding in any of such courts. For such time as any of the liabilities is outstanding, the Borrower's agent designated in Section 19(a) hereof shall accept and acknowledge on the Borrower's behalf services of any and all process in any such suit, action or proceeding brought in any such court. The Borrower agrees and consents that any such services of process upon such agent and written notice of such service to the Borrower by registered mail shall be taken and held to be valid personal service upon the Borrower and that any such service of process shall be of the same force and validity as if services were made upon the Borrower according to the laws governing the validity and requirements of such service in such state, and waives all claim of error by reason of any such service.

         20. Prejudgment Remedies. THE BORROWER AGREES THAT THIS IS A COMMERCIAL TRANSACTION AND NOT A CONSUMER TRANSACTION, AND WAIVES WITH RESPECT TO ALL RIGHTS OF CREDITORS TO PROPERTY UNDER CONNECTICUT LAW, ANY RIGHT TO A NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, OR OTHER STATUTE OR STATUTES AFFECTING PREJUDGMENT REMEDIES AND AUTHORIZES LENDER'S ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER, AND WAIVES ANY CLAIM IN TORT, CONTRACT OR OTHERWISE AGAINST LENDER'S ATTORNEY WHICH MAY ARISE OUT OF SUCH ISSUANCE OF THE WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER.

         21. Waiver of Jury Trial. BORROWER HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND BORROWER HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THE LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF DEBTOR'S CONSENT TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. EXCEPT AS PROHIBITED BY LAW, THE BORROWER WAIVES ANY RIGHT WHICH IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. The Borrower (a) certifies that neither the Lender nor any representative, agent or attorney of the Lender has represented, expressly or otherwise, that the Lender would not, in the event of litigation, seek to enforce the foregoing waivers, and (b) acknowledges that, in entering into the LSA and the other Financing Agreements to which the Lender is a party, the Lender is relying upon, among other things, the waivers and certifications contained in this Section 21.

         22. Further Assurances. The Borrower agrees that it will cooperate with the Lender and, at its own expense, shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances, assignments, documents, agreements and instruments as the Lender may require more completely to vest in and assure to the Lender its rights hereunder or in any of the Pledged Collateral. Without limiting the generality of the foregoing, Borrower shall execute and deliver, or cause to be executed and delivered, all such other stock powers, proxies, instruments, documents and resignations of officers and directors, as the Lender may request from time to time in order to carry out the provisions and purposes hereof.

         23. Notices. Any notice or other communication required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered upon deposit in the United States mails, as registered or certified mail, with proper postage prepaid and addressed to the party to be notified as provided in the Loan Agreement, or to such other address as either party may hereafter designate for itself by written notice to the other party in the manner herein prescribed.

        [The remainder of this page has been left blank intentionally.]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

WITNESSES AS TO ALL                     BORROWER:
BORROWERS                               Q.E.P. CO., INC.


                                        By
-----------------------------------       --------------------------------------
                                          Name: Marc Applebaum
                                          Its:  Chief Financial Officer
-----------------------------------             Duly Authorized

                                        LENDER:

                                        FLEET CAPITAL CORPORATION

                                        By:
                                           -------------------------------------
                                           Name: Robert Mahoney
                                           Its:  Senior Vice President
                                                 Duly Authorized

STATE OF ___________ )
                     )    ss.           ___________            ___________, 2001
COUNTY OF __________ )

         Marc Applebaum, known by me or adequately identified to me, personally appeared before me, the undersigned, and, as signer of the foregoing instrument, acknowledged his execution of the same to be his free act and deed and the free act and deed of each of the entities for which he executed the foregoing instrument.

                                        ----------------------------------------
                                        Notary Public/
                                        Commissioner of the Superior Court

                                   Schedule A

1. Roberts Consolidated Industries Inc., which owns 100% of the issued and outstanding shares of stock/units of the following entities:

    A. Roberts Japan KK (Inactive)

    B. Roberts Company Canada Limited

    C. Roberts Holding International Inc. (Delaware)

2.  Q.E.P.-O'Tool, Inc. (California)

3.  Boiardi Products Corporation (Ohio Corporation)

4. Marion Tool Corporation (Inactive) (Indiana Corporation), which owns 100% of the issued and outstanding shares of stock/units of the following entity:

    A. Westpoint Foundry, Inc. (Inactive) (Indiana Corporation)

5.  Q.E.P. Stone Holdings, Inc. (Florida)

6. Q.E.P. Zocalis Holding L.L.C. (Delaware), which owns 100% of the issued and outstanding shares of stock/units of the following entity:

    A. Q.E.P. Zocalis, Srl (Argentina)

7.  Q.E.P. Chile Limitada

8. Q.E.P. AUST. PTY. LIMITED (Australia) which owns 100% of the issued and outstanding shares of stock/units of the following entity:

    A. Q.E.P. CO. AUST. PTY. LIMITED (Australia)

9. Q.E.P. Holding B.V. which owns 100% of the issued and outstanding shares of stock/units of the following entity:

    A. Roberts Holland B.V., which owns 100% of the issued and outstanding shares of stock/units of the following entities:

       i.   Roberts S.A.R.L. (France)

       ii.  Roberts Germany GmbH (Germany)

       iii. Roberts U. K. Limited. (United Kingdom)

10. Q.E.P. Co. New Zealand Limited

                               SECURITY AGREEMENT

         SECURITY AGREEMENT, dated as of April 5th, 2001 between Q.E.P. ZOCALIS HOLDING L.L.C., a Delaware limited liability company (the "Borrower"), and FLEET CAPITAL CORPORATION (hereinafter, the "Lender").

                                    PREAMBLE

         WHEREAS, Borrower and Fleet National Bank ("Assignor") entered into a certain Amended and Restated Loan Agreement, dated as of October 21, 1997, as amended from time to time (the "Loan Agreement"), which was assigned by Assignor to Lender pursuant to an Assignment and Assumption Agreement dated as of November 30, 2000; and

         WHEREAS, it is a condition precedent to the Lender's making any loans to the Borrower under the Loan Agreement that the Borrower execute and deliver to the Lender a security agreement in substantially the form hereof; and

         WHEREAS, the Borrower wishes to grant security interests in favor of the Lender as herein provided;

         NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

         Section 1. Definitions. Certain capitalized terms used herein have the meaning ascribed to them in Exhibit A hereof. All capitalized terms used herein but not defined in Exhibit A hereof or elsewhere in this Agreement shall have the respective meanings provided therefor in the Loan Agreement.

         Section 2. Grant of Security Interest.

                  (a) The Borrower hereby grants to the Lender, to secure the payment and performance in full of all of the Obligations, a security interest in and so pledges and assigns to the Lender the properties, assets and rights of the Borrower in and to all Accounts, Books and

Records, Chattel Paper, Documents, Equipment, Equipment Leases, General Intangibles, Instruments, Investment Property and Inventory, in each case as defined in Exhibit A, wherever located, whether now owned or hereafter acquired or arising in each case, and all Proceeds and products thereof (all of the same being hereinafter called the "Collateral").

                  (b) Pursuant to the terms hereof, the Borrower has endorsed, assigned and delivered to the Lender all Chattel Paper pledged by it hereunder, together with instruments of transfer or assignment duly executed in blank as the Lender may have specified. In the event that the Borrower shall, after the date of this Agreement, acquire any other Chattel Paper to be pledged by it hereunder, the Borrower shall forthwith endorse, assign and deliver the same to the Lender, accompanied by such instruments of transfer or assignment duly executed in blank as the Lender may from time to time specify.

         Section 3. Title to Collateral, etc. Except for the Vehicles, the Borrower is the owner of the Collateral free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and with respect to the Vehicles, the Borrower has a first priority security interest in such titled equipment. None of the Collateral constitutes, or is the proceeds of, "farm products" as defined in the Uniform Commercial Code of the State of Connecticut as in effect from time to time (the "UCC"). None of the Account Debtors in respect of any Chattel Paper or General Intangibles and none of the obligors in respect of any Instruments included in the Collateral is a governmental authority subject to the Federal Assignment of Claims Act.

         Section 4. Continuous Perfection. The Borrower's place of business or, if more than one, chief executive office is indicated on Exhibit B attached hereto. The Borrower will not change the same, or the name, identity or corporate structure of the Borrower in any manner, without providing at least thirty (30) days prior written notice to the Lender. The Collateral, to the extent not delivered to the Lender pursuant to Section 2.(b), will be kept at the principal place of business and chief executive office of the Borrower listed on Exhibit B hereto or at the principal place of business of the lessee under any Equipment Lease which place of business shall be set forth in each Equipment Lease or at such other place as is set forth in or permitted by such Equipment Lease and the Borrower will not remove or cause to be removed any Collateral from such locations, without providing at least thirty (30) days written notice to the Lender.

         Section 5. No Liens. Except for the security interest herein granted and liens permitted by the Loan Agreement, if any, the Borrower shall, except for the Vehicles, be the owner of the Collateral free from any lien, security interest or other encumbrance, and the Borrower shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Lender. The Borrower shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Lender except for liens permitted by the Loan Agreement, if any.

         Section 6. No Transfers. The Borrower will not sell, offer to sell, lease or otherwise transfer the Collateral or any interest therein except for sales and leases of Inventory and Equipment in the ordinary course of business.

         Section 7. Insurance.

                  (a) The Borrower will comply with the insurance requirements set forth in Section 5.5 of the Loan Agreement.

                  (b) The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby (i) so long as no Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $100,000, be disbursed to the Borrower for direct application by the Borrower solely to the repair or replacement of the Borrower's property so damaged or destroyed, and (ii) in all other circumstances, be turned over to and held by the Lender as cash collateral for the Obligations. The Lender may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Lender may reasonably prescribe, for direct application by the Borrower solely to the repair or replacement of the Borrower's property so damaged or destroyed, or the Lender may apply all or any part of such proceeds to the Obligations with the Commitment (if not then terminated) being reduced by the amount so applied to the Obligations.

         Section 8. Equipment Leases and Accounts.

                  (a) As of the time when each of its Equipment Leases and Accounts arises, the Borrower shall be deemed to have represented and warranted that all such Equipment Leases and Accounts and all records, papers and documents relating thereto (i) are genuine and in all respects what they purport to be, (ii) represent the legal, valid and binding obligation of the related Account Debtor evidencing indebtedness unpaid and owed by such Account Debtor arising out of the sale or lease (or both) and delivery of the merchandise listed therein, (iii) will, except for the original or duplicate original invoice sent to a purchaser evidencing such purchaser's account, be the only original writings evidencing and embodying such obligation of the Account Debtor named therein, (iv) constitute and evidence true and valid obligations, enforceable in accordance with their respective terms, not subject to the fulfillment of any contract or condition whatsoever or to any defenses, setoffs or counterclaims (except with respect to refunds, returns and allowances in the ordinary course of business), or stamp or other taxes, and (v) are in all material respects in compliance and conform with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction;

                  (b) The Borrower shall keep and maintain at its own cost and expense satisfactory and complete records of each Equipment Lease and Account for at least five years (with the exception of sales slips which shall be retained for at least six months) from the date on which such Lease Agreement or Account comes into existence, including records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto, and, to the extent not previously delivered to the Lender in accordance with the Loan Agreement, the Borrower shall make the same available to the Lender for inspection, at the Borrower's sole cost and expense. Upon the request of the Lender, Borrower shall, at its own cost and expense, deliver all tangible evidence of Equipment Leases and Accounts (including all documents evidencing Equipment Leases and Accounts) and such books and records to the Lender or to its representatives (copies of which evidence and books and records may be retained by the Borrower) at any time upon the Lender's reasonable demand. The Lender may transfer a full and complete copy of the Borrower's books, records, credit information, reports, memoranda and all other writings relating to the Equipment Leases or Accounts to and for the use by any person that has acquired or is contemplating acquisition of an interest in the Equipment Leases and Accounts or the Lender's security interest therein without the consent of the Borrower;

                  (c) The Borrower shall legend, in form and manner satisfactory to the Lender, the Equipment Leases and Accounts and other books, records and documents of the Borrower evidencing or pertaining to the Equipment Leases and Accounts with an appropriate reference to the fact that the Equipment Leases and Accounts have been assigned to the Lender and that the Lender has a security interest therein.

                  (d) The Borrower shall use all commercially reasonable efforts to cause to be collected from its Account Debtors, as and when due, any and all amounts owing under or on account of each Equipment Lease and Account (including, without limitation, and subject to the provisions of the Loan Agreement, Equipment Leases, Accounts which are delinquent, such Equipment Leases or Accounts to be collected in accordance with lawful collection procedures) and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Equipment Leases and Accounts. The costs and expenses (including, without limitation, attorney's fees) of collection, whether incurred by the Borrower or the Lender, shall be borne by the Borrower.

                  (e) If at any time Borrower shall take and perfect a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an Equipment Lease or Account, the Borrower shall promptly assign such security interest to the Lender. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transference from the Account Debtor or other person granting the security interest.

         Section 9. Equipment. The Borrower shall not permit any Equipment to become a fixture to real estate or accession to other personal property unless the Lender shall have a first priority lien thereon.

         Section 10. Maintenance of Collateral; Compliance with Law. The Borrower will require the underlying lessee to keep the Collateral in good order and repair and will not, and will require the underlying lessee not to, use the same in violation of law or any policy of insurance thereon. Subject to the rights of any lessee, the Lender, or its designee, may inspect the Collateral at any reasonable time, wherever located. The Borrower will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement. The Borrower has at all times operated, and the Borrower will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended.

         Section 11. Collateral Protection Expenses; Preservation of Collateral.

                  (a) In its discretion, the Lender may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees. The Borrower agrees to reimburse the Lender on demand for any and all expenditures so made. The Lender shall have no obligation to the Borrower to make any such expenditures, nor shall the making thereof relieve the Borrower of any default.

                  (b) Anything herein to the contrary notwithstanding, the Borrower shall remain liable under each lease, contract or agreement comprised in the Collateral to be observed or performed by the Borrower thereunder. The Lender shall not have any obligation or liability under any such lease, contract or agreement by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating to any of the Collateral, nor shall the Lender be obligated in any manner to perform any of the obligations of the Borrower under or pursuant to any such lease, contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Lender in respect of the Collateral or as to the sufficiency of any performance by any party under any such lease, contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Lender or to which the Lender may be entitled at any time or times. The Lender's sole duty with respect to the custody, safe-keeping and physical preservation of the Collateral in its possession, under ss. 9-207 of the Uniform Commercial Code of the State of Connecticut or otherwise, shall be to deal with such Collateral in the same manner as the Lender deals with similar property for its own account.

         Section 12. Settlement and Setoff. Whether or not Obligations are due, the Lender may demand, sue for, collect, or make any settlement or compromise it deems desirable with respect to the Collateral to the extent permitted by the underlying leases. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Lender to the Borrower may at any time be applied to or set off against any of the Obligations.

         Section 13. Notification to Account Debtors and Other Obligors. Upon the occurrence of an Event of Default and upon the expiration of any applicable grace periods, the Borrower shall, at the request of the Lender, notify Account Debtors on Accounts, Chattel Paper and General Intangibles of the Borrower and obligors on instruments for which the Borrower is an obligee of the security interest of the Lender in any Account, Chattel Paper, General Intangible or Instrument and that payment thereof is to be made directly to the Lender or to any financial institution designated by the Lender as the Lender's agent therefor, and the Lender may itself, without notice to or demand upon the Borrower, so notify Account Debtors and obligors. After the making of such a request or the giving of any such notification, the Borrower shall hold any proceeds of collection of Accounts, Chattel Paper, General Intangibles and Instruments received by the Borrower as trustee for the Lender without commingling the same with other funds of the Borrower and shall turn the same over to the Lender in the identical form received, together with any necessary endorsements or assignments. The Lender shall apply the proceeds of collection of Accounts, Chattel Paper, General Intangibles and Instruments received by the Lender to the Obligations, such proceeds to be immediately entered after final payment in cash or solvent credits of the items giving rise to them.

         Section 14. Further Assurances. The Borrower, at its own expense, shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances, assignments, documents, agreements and instruments as the Lender may require more completely to vest in and assure to the Lender its rights hereunder or in any of the Collateral, including, without limitation (a) executing, delivering and, where appropriate, filing financing statements and continuation statements under the Uniform Commercial Code, (b) obtaining governmental and other third party consents and approvals, and (c) obtaining waivers and consents from mortgagees, landlords and lessees. To the extent permitted by applicable law, the Borrower hereby authorizes the Lender to execute and file financing statements or continuation statements without the Borrower's signature appearing thereon. The Borrower agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Borrower shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements.

         Section 15. Power of Attorney.

                  (a) The Borrower hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Borrower or in the Lender's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Borrower, without notice to or assent by the Borrower, to do the following:

                  (i) Upon the occurrence and during the continuance of an Event of Default beyond any applicable grace periods, if any, to receive, open and dispose of all mail addressed to Borrower relating to the Collateral, to notify the Post Office authorities to change the address for delivery of such mail addressed to Borrower to such address as Lender may designate; to endorse the name of Borrower on any notes, acceptances, checks, drafts money orders, instruments or other evidence of payment or proceeds of the Collateral that may come into Lender's possession; to sign the name of Borrower on any invoices, bills of lading, documents, drafts against and notices (which also may direct, among other things, that payment be made directly to Lender) to Account Debtors or obligors of Borrower relating to the Collateral; to make requests for verification of Accounts relating to the Collateral; to execute proofs of claim and loss relating to the Collateral; to execute any endorsements, schedules, assignments, or other instruments of conveyance or transfer relating to the Collateral; to adjust and compromise any claims under insurance policies relating to the Collateral, and; to execute releases relating to the Collateral;

                  (ii) upon the occurrence and during the continuance of an Event of Default beyond any applicable grace periods, if any, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the UCC and as fully and completely as through the Lender were the absolute owner thereof for all purposes, and to do at the Borrower's expense, at any time, or from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Borrower might do, including, without limitation (A) the filing and prosecuting of registration and transfer applications with the appropriate federal or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes relating to the Collateral, and (B) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral;

                  (iii) to file such financing statements with respect hereto, with or without the Borrower's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Lender may deem appropriate with respect to the Collateral and to execute in the Borrower's name such financing statements and continuation statements which may require the Borrower's signature; and

                  (iv) to do all other acts and things necessary and advisable in the sole discretion of Lender to carry out and enforce this Agreement.

                  (b) To the extent permitted by law, the Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                  (c) The powers conferred on the Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act, except for the Lender's own gross negligence or willful misconduct.

         Section 16. Remedies.

                  (a) If an Event of Default shall have occurred and be continuing beyond any applicable grace periods, if any, the Lender may, without notice or demand to the Borrower, declare this Agreement to be in default, and the Lender shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the UCC, including, without limitation, the right to take possession of the Collateral, and for that purpose the Lender may, so far as the Borrower can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Lender may in its discretion require the Borrower to assemble all or any part of the Collateral at such location or locations within the state(s) of the Borrower's principal office(s) or at such other locations as the Lender may designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender shall give to the Borrower at least ten (10) business days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Borrower hereby acknowledges that ten (10) business days prior written notice of such sale or sales shall be reasonable notice. In addition, the Borrower waives any and all rights that it may have to judicial hearing in advance of the enforcement of any of the Lender's rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and exercise its rights with respect thereto.

                  (b) Without limiting the generality of the foregoing, the Borrower agrees that the Lender shall have the right, subject to the mandatory requirements of applicable law, and to the extent permitted by the underlying leases and/or notes, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Lender shall deem appropriate. The Lender shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Lender shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Borrower, and Borrower hereby waives (to the fullest extent permitted by applicable law) all rights of redemption, stay and appraisal that Borrower now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                  (c) Any public sale shall be held at such time or times within ordinary business hours and at such place or places as the Lender may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Lender may (in its sole and absolute discretion) determine. The Lender shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Lender until the sale price is paid by the purchaser or purchasers thereof, but the Lender shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon notice. For purposes hereof, (a) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (b) the Lender shall be free to carry out such sale pursuant to such agreement and (c) Borrower shall, to the extent required by the Uniform Commercial Code, be entitled to the return of the Collateral or any portion thereof, notwithstanding the fact that after the Lender shall have entered into such an agreement or all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Lender may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 16 shall be deemed to conform to the commercially reasonable standards as provided in the UCC.

         Section 17. No Waiver, etc. The Borrower waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Borrower assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Lender may deem advisable. The Lender shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof. The Lender shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by the Lender. No delay or omission on the part of the Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Lender with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successfully or concurrently at such time or at such times as the Lender deems expedient, to the extent permitted by the underlying leases and/or notes.

         Section 18. Marshalling. The Lender shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Borrower hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Lender's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Borrower hereby irrevocably waives the benefits of all such laws.

         Section 19. Proceeds of Dispositions; Expenses. The Borrower shall pay to the Lender on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Lender in protecting, preserving or enforcing the Lender's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Lender may determine, proper allowance being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by the UCC, any excess shall be returned to the Borrower, and the Borrower shall remain liable for any deficiency in the payment of the Obligations.

         Section 20. Overdue Amounts. Until paid, all amounts due and payable by the Borrower hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Loan Agreement.

         Section 21. Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT. The Borrower agrees that any suit for the enforcement of this Agreement may be brought in the courts of the State of Connecticut or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Borrower by mail at the address specified in Section 10.2 of the Loan Agreement. The Borrower hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

         Section 22. Prejudgment Remedies. THE BORROWER AGREES THAT THIS IS A COMMERCIAL TRANSACTION AND NOT A CONSUMER TRANSACTION, AND WAIVES WITH RESPECT TO ALL RIGHTS OF CREDITORS TO PROPERTY UNDER CONNECTICUT LAW, ANY RIGHT TO A NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, OR OTHER STATUTE OR STATUTES AFFECTING PREJUDGMENT REMEDIES AND AUTHORIZES LENDER'S ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER, AND WAIVES ANY CLAIM IN TORT, CONTRACT OR OTHERWISE AGAINST LENDER'S ATTORNEY WHICH MAY ARISE OUT OF SUCH ISSUANCE OF THE WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER. FURTHER, TO THE EXTENT ALLOWED UNDER APPLICABLE LAW, BORROWER HEREBY WAIVES DEMAND, PRESENTMENT FOR PAYMENT, PROTEST, NOTICE OF PROTEST, NOTICE OF DISHONOR, DILIGENCE IN COLLECTION, NOTICE OF NONPAYMENT OF THIS AGREEMENT AND ANY AND ALL NOTICES OF A LIKE NATURE.

         Section 23. Waiver of Jury Trial. BORROWER HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR

ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND BORROWER HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THE LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF DEBTOR'S CONSENT TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. Except as prohibited by law, the Borrower waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Borrower (a) certifies that neither the Lender nor any representative, agent or attorney of the Lender has represented, expressly or otherwise, that the Lender would not, in the event of litigation, seek to enforce the foregoing waivers, and (b) acknowledges that, in entering into the Loan Agreement and the other Loan Documents to which the Lender is a party, the Lender is relying upon, among other things, the waivers and certifications contained in this Section 23.

         Section 24. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.2 of the Loan Agreement.

         Section 25. Security Interest Absolute. All rights of the Lender hereunder, the security interest granted herein and all obligations of the Borrower hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Loan Agreement, any other Loan Documents, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Loan Agreement, any other Loan Document or any other agreement or instrument relating to the foregoing, (c) any exchange, release or nonperfection of any of the Collateral or any other collateral, or any release or amendment or waiver of or consent to or departure from any Guaranty, for all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of Borrower in respect of the Obligations or in respect of this Agreement (other than the indefeasible payment in full of all of the Obligations).

         Section 26. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Borrower and its respective successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Borrower acknowledges receipt of a copy of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which taken together shall constitute one instrument. Any notices required to be given hereunder shall be given to the parties at their respective addresses set forth in the Loan Agreement.

         Section 27. Concerning Revised Article 9 of the Uniform Commercial Code. The parties acknowledge and agree to the following provisions of this Agreement in anticipation of the possible application to the transactions contemplated hereby, in one or more jurisdictions, of revised Article 9 of the Uniform Commercial Code in the form or substantially in the form approved by the American Law Institute and the National Conference of Commissioners on Uniform State Law and contained in the 1999 Official Text of the Uniform Commercial Code ("Revised Article 9").

         A. Attachment. In applying the law of any jurisdiction in which Revised
Article 9 is in effect, the Collateral is all assets of the Debtor, whether or not within the scope of Revised Article 9. The Collateral shall include, without limitation, the following categories of assets as defined in Revised Article 9: goods (including without limitation inventory, equipment and any accessions thereto), instruments (including without limitation promissory notes), documents, accounts (including with out limitation health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, general intangible (including without limitation payment intangibles and software), supporting obligations and any and all proceeds of any thereof, wherever located, whether now owned and hereafter acquired. If the Debtor shall at any time, whether or not Revised Article 9 is in effect in any particular jurisdiction, acquire a commercial tort claim, as defined in Revised Article 9, the Debtor shall immediately notify the Secured Party in a writing signed by the Debtor of the brief details thereof and grant to the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Party.

         B. Perfection by Filing. The Secured Party may at any time and from time to time, pursuant to the provisions of this Security Agreement, file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of the Debtor or words of similar effect and which contain any other information required by Part 5 of Revised Article 9 for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether the Debtor is an organization (including without limitation a registered organization), the type or organization and any organization identification number issued to the Debtor. The Debtor agrees to furnish any such information to the Secured Party promptly upon request. Any such financing statements, continuation statements or amendments may be signed by the Security Party on behalf of the Debtor, as provided in Section 15 and may be filed at any time in any jurisdiction whether or not Revised Article 9 is then in effect in that jurisdiction.

         C. Other Perfection, etc. The Debtor shall at any time and from time to time, whether or not Revised Article 9 is in effect in any particular jurisdiction, take such steps as the Security Party may reasonably request for the Secured Party (a) to obtain an acknowledgement, in form and substance satisfactory to the Secured Party, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Secured Party, (b) to obtain "control" of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in Revised Article 9 with corresponding provisions in Rev. ss.ss. 9-104, 9-105, 9-106, 9-107 relating to what constitutes "control" for such items of Collateral), with any agreement establishing control to be in form and substance satisfactory to the Secured Party, and (c) otherwise to insure the continued perfection and priority of the Secured Party's security interest in any of the Collateral and of the preservation of its rights therein, whether in anticipation and following the effectiveness of Revised Article 9 in any jurisdiction.

         D. Other Provisions. In applying the law of any jurisdiction in which Revised Article 9 is in effect, the following references to sections in this Agreement to existing Article 9 of that jurisdiction shall be to the Revised
Article 9 Section of that jurisdiction indicated below:

-----------------  -----------------------------  ------------------------------------------
Agreement Section  Existing Article 9             Revised Article 9
-----------------  -----------------------------  ------------------------------------------
(3)                ss. 9-103(3)                   Rev.ss. 9-102(a)(34)
-----------------  -----------------------------  ------------------------------------------
(9.2)              ss. 9-207                      Rev.ss. 9-207
-----------------  -----------------------------  ------------------------------------------
(12)               ss.ss. 8-106 and 9-115 (1994)  Rev.ss.ss. 8-106 and 9-106
-----------------  -----------------------------  ------------------------------------------
(17)               ss. 9-504(1)(c)                Rev.ss.ss. 9-608(a)(1)(C) and 9-615 (a)(3)
-----------------  -----------------------------  ------------------------------------------

         E. Savings Clause. Nothing contained in this section shall be construed to narrow the scope of the Secured Party's security interest in any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of the Secured Party hereunder except (and then only to the extent) mandated by Revised Article 9 to the extent then applicable.

         IN WITNESS WHEREOF, intending to be legally bound, the Borrower has caused this Agreement to be duly executed as of the date first above written.


                                            Q.E.P. ZOCALIS HOLDING, L.L.C.

                                            By:
                                               --------------------------------
                                            Name: Marc Applebaum
                                            Its: Director
                                            (Duly Authorized)

Accepted:

FLEET CAPITAL CORPORATION

By:
   ------------------------------
Name:
Its:
(Duly Authorized)

                                    EXHIBIT A

         As used in this Security Agreement, the following terms shall have the respective meanings ascribed to them below:

         "Accounts" means all "accounts" (as defined in the UCC) arising from or related to the lease of any Equipment or Inventory financed by the Debtor with the proceeds of the Loans, and all accounts receivable, rental payments, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to the Debtor arising from the sale or lease of Equipment or Inventory financed by the Debtor with the proceeds of the Loan (including, without limitation, any such obligation which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction) and all of the Debtor's rights in, to and under all purchase orders or leases for goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to the Debtor under all contracts for the sale or lease of any said Equipment or Inventory by it (whether or not yet earned by performance on the part of the Debtor), in each case whether now in existence or hereafter arising or acquired including, without limitation, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

         "Account Debtor" means any person who is or who may become obligated to Borrower under, with respect to or on an Account.

         "Books and Records" means all books and records(including), without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of the Debtor pertaining to any of the Collateral;

         "Chattel Paper" means all "chattel paper" (as defined in the UCC) evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) Equipment Leases, lease agreements and schedules, promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by the Debtor in connection with any Equipment Leases.

         "Collateral" has the meaning set forth in Section 2 of this Agreement.

         "Documents" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now owned or hereafter acquired by the Debtor with the proceeds of the Loans.

         "Equipment" means all "equipment" (as defined in the UCC) now owned or hereafter acquired by the Debtor with the proceeds of the Loans, including without limitation, all of Debtor's now owned or hereafter acquired machinery, equipment, furniture, furnishings, fixtures, embroidery machinery, silk screening equipment, manufacturing equipment, office machinery, inventory, conveyors, tools, materials, storage and handling equipment, computer equipment and hardware, including central processing units, terminals, drives, memory units, printers, keyboards, screens, peripherals and input or output devices, automotive testing equipment, trucks, molds, dies, stamps, motor vehicles, together with Debtor's interest in, and right to, any and all manuals, computer programs and other materials relating to the use, operation or structure of any of the foregoing, and all tangible personal property similar to any of the foregoing and acquired by the Debtor with the proceeds of the Loans, all supplies used or consumed in the operation of any of the above items, and all improvements, accessions or appurtenances thereto, and any proceeds, including insurance proceeds, thereof.

         "Equipment Leases" means any lease of Equipment financed by the Debtor with the proceeds of any of the Loans and all rights of Debtor under any such lease, including, without limitation, (i) any extensions, renewals or guarantees of the lessees' obligations thereunder, together with all Equipment covered under the leases, whether now owned or hereafter acquired, and all accessories and replacements thereof, now thereon and hereafter to be placed thereon, which shall become a component part of said Equipment and Chattel Paper, Accounts and General Intangibles related to the leases and all proceeds and insurance proceeds of any and all of the foregoing, (ii) all rents, income, profits, security deposits and other benefits to which the Debtor may now or hereafter be entitled from the leases, the property covered by such leases and/or all monies due or to become due in connection with the exercise by lessee of an option, if any, to purchase the property described in the leases, (iii) all Books and Records, customer lists, ledger cards, computer programs, computer tapes, disks, and printouts and other property and General Intangibles at any time evidencing or relating to any of the foregoing, whether now in existence or hereafter created, and (iv) all rights and remedies of Debtor under the leases and any guaranty thereof, including the right to take, in the Debtor's or the Lender's name, any and all proceedings, legal equitable or otherwise, that the Debtor might otherwise take.

         "Event of Default" means (i) the failure of the Borrower to pay or perform any of the Obligations as and when due to be paid or performed and (ii) the occurrence of an Event of Default (as such term is defined in the Loan Agreement) under the Loan Agreement or any Loan Document.

         "General Intangibles" means all "general intangibles" (as defined in the UCC), now owned or hereafter acquired by the Debtor which relate to any: (A) Equipment Leases; or (B) Equipment financed by the Debtor with the proceeds of the Loan, including, without limitation, (i) all obligations or indebtedness owing to the Debtor (other than Accounts) from whatever source arising and related to (A) or (B) above, (ii) all customer lists, ledger cards, computer programs, computer tapes, disks, printouts, licenses, patents, patent licenses, trademarks, trademark licenses, rights in intellectual property, goodwill, trade names, service marks, trade secrets, copyrights and permits related to (A) and
(B) above, and (iii) all rights or claims in respect of refunds for taxes paid which are related to (A) and (B) above.

         "Instruments" means all "instruments" or "letters of credit" (each as defined in the UCC) evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts or Equipment Leases, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by the Debtor in connection with any such Accounts or Equipment Leases..

         "Inventory" means all "inventory" (as defined in the UCC), now owned or hereafter acquired by the Debtor with the proceeds of the Loans, if any, wherever located, and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

         "Investment Property" means all investment property (as defined in the UCC) now owned or hereafter acquired by the Debtor with the proceeds of the Loans, if any, including without limitation all security entitlements, now owned or hereafter acquired by the Debtor, wherever located.

         "Lender Parties" shall have the meaning assigned in the Loan Agreement.

         "Loan Documents" shall have the meaning assigned in the Loan Agreement.

         "Loans" shall have the meaning assigned in the Preamble of this Agreement.

         "Obligations" means all obligations of the Borrower to the Lender, whether now existing or hereafter arising, including, without limitation, (a) all obligations of the Borrower under or in respect of the Loan Agreement, including its obligations in respect of principal and interest on any Advance under, or any Notes issued pursuant to, the Loan Agreement, and all other amounts payable under the Loan Agreement, (b) all other amounts payable by the Borrower hereunder or under any other Loan Documents, (c) all interest on the Obligations listed in the foregoing clauses (a) and (b), including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower or any other Lender Parties, or which would accrue but for the commencement of such case, proceeding or other action, whether or not allowed or allowable as a claim in any such proceeding and (d) any renewals or extensions, replacements, modifications, substitutions, amendments and restatements of any of the foregoing.

         "Proceeds" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, Collateral, including without limitation all licenses, permits, authorizations, and applications, all claims of the Borrower against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

         "UCC" means the Uniform Commercial Code as in effect from time to time in the State of Connecticut; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Connecticut, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

                                    EXHIBIT B

                           Q.E.P. Zocalis Holding LLC
                               1081 Holland Drive
                            Boca Raton, Florida 33487